SCHEDULE 14A
                           (RULE 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_] Confidential, For Use
                                                 of the Commission Only
                                            (As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    AMERICAN CHAMPION ENTERTAINMENT, INC.
              (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.



[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:


    (2) Form, Schedule or Registration Statement No.:


    (3) Filing Party:


    (4) Date Filed:



                 AMERICAN CHAMPION ENTERTAINMENT, INC.
             1694 The Alameda, Suite 100, San Jose, CA 95126

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD MAY 5, 1999

                                                       San Jose, California
                                                       March 24, 1999

The Annual Meeting of Stockholders of American Champion
Entertainment, Inc. (the "Company"), a Delaware corporation and holding company for America's Best Karate, a California corporation, which wholly owns American Champion Media, Inc., a Delaware corporation ("AC Media"), will be held at the Fairmont Hotel, 170 South Market Street, San Jose, California on Wednesday, May 5, 1999, at 7:00pm, for the following purposes:

     1. To elect eight directors to the Corporation's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1); and


     2. To approve the increase of the number of shares of the Company's common stock, $.0001 par value per share (the "Common Stock") issuable under the Company's 1997 Employee Stock Option Plan to 4,800,000 (Proposal No. 2); and


     3.      To approve the increase of the number of shares of Common
             Stock issuable under the Company's 1997 Non-Employee Stock Option Plan to 550,000 (Proposal No. 3); and

     4.      To approve the Securities Purchase Agreement, dated January
             19, 1999, and all transactions contemplated thereby, including the issuance of an aggregate of $950,000 of convertible debentures, issued in January 19, 1999 (Proposal No. 4); and

     5. To approve the Placement Agent's Agreement between the Company and JWGenesis Capital Markets, LLC and all transactions contemplated thereby, including the issuance of a minimum of $700,000 and a maximum of $4,500,000 of Units, each Unit consisting of 50 shares of Series C Redeemable Convertible Preferred Stock, $.0001 par value per share, 25,000 Class A Common Stock Purchase Warrants, and 25,000 Class B Common Stock Warrants, at a price of $50,000 per Unit (Proposal No. 5); and

     6. To amend the Company's Certificate of Incorporation to increase the authorized amount of capital stock from 23,000,000 shares to 46,000,000 shares, of which 40,000,000 shall be Common Stock, and 6,000,000 shall be preferred stock (Proposal No. 6); and

     7. To ratify the appointment of Moss Adams LLP as the Company's independent certified public accountants for the 1999 fiscal year (Proposal No. 7); and

     8. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.


     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.


     The Board of Directors has fixed the close of business on March 31, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.


     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                        By Order of the Board of Directors,
                                         /s/  ANTHONY K. CHAN, SECRETARY
                                              Anthony K. Chan, Secretary


                               IMPORTANT
                               ---------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                      THANK YOU FOR ACTING PROMPTLY


                            PROXY STATEMENT
                                  OF
                   AMERICAN CHAMPION ENTERTAINMENT, INC.
                            1694 The Alameda
                               Suite 100
                           San Jose, CA 95126




GENERAL

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by, and on behalf of, the Board of Directors of American Champion Entertainment, Inc. (the "Company"), a Delaware corporation and holding company for America's Best Karate, a California corporation, which wholly owns American Champion Media, Inc., a Delaware corporation ("AC Media"), for use at the Annual Meeting of Stockholders of the Company to be held at The Fairmont Hotel, 170 South Market Street, San Jose, California on Wednesday, May 5, 1999, at 7:00 p.m. (the "Meeting"). Only stockholders of record on March 31, 1999, (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 7,269,050 shares of its $0.0001 par value common stock (the "Common Stock").

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about April 5, 1999.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Annual  Meeting of
Stockholders has been approved will be determined as follows.   Those persons
will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                            PROPOSAL NO. 1

                         ELECTION OF DIRECTORS

Nominees

        At the Annual Meeting, the stockholders will elect eight (8) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. The Company presently has seven (7) directors; however, as provided in the Company's by-laws, the Company may increase the number of directors to a total of nine (9) directors without amending its by-laws. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the eight nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the eight nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.


                                                                        Director
      Nominee                  Position with Company              Age    Since
-------------------  ------------------------------------------  -----  --------
Don Berryessa        Vice President and Director                   27     1997

Anthony K. Chan      President, Chief Executive Officer,           43     1997
                     and Director

George Chung         Chairman and Director                         36     1997

William T. Duffy     Director                                      42     1997

Alan Elkes           Director                                      52     1997

Jan D. Hutchins      Director                                      49     1997

Ronald M. Lott       Director                                      38     1997

E. David Gable       Nominee                                       49      N/A


The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees.

Anthony K. Chan. Mr. Chan has served as President, Chief Executive Officer, Chief Financial Officer and a Director of the Company since February 1997, and as Chief Executive Officer and Chief Financial Officer of America's Best Karate since 1991. From 1985 to 1990, Mr. Chan served as the Director of Chinese Affairs for the Eisenberg Company, a diversified business enterprise, where Mr. Chan's principal duty was to negotiate contracts in the People's Republic of China. Prior to 1985, Mr. Chan was employed by the Bank of America NT & SA as an economic forecaster. Mr. Chan received his MBA from the University of California at Berkeley. Mr. Chan's martial arts training began in 1968 in Hong Kong.
 He was the first American allowed to train as a professional in the People's Republic of China. He is a published author and has been featured in newspapers, magazine covers, television and motion pictures.
 He was inducted into the Black Belt Hall of Fame in 1981.


George Chung. Mr. Chung has served as Chairman of the Board and a Director of the Company since February 1997, and as President of America's Best Karate since 1991. From 1981 to 1991, Mr. Chung owned and operated a karate studio in Los Gatos, California. Mr. Chung was inducted into the Black Belt Hall of Fame in 1983. He is regarded in the martial arts industry as a pioneer in the modernization of what is known as contemporary martial arts training, which includes the use of music in both training and performance. He has been featured in magazines, books, television and motion pictures. He is a published author and wrote "Defend Yourself," a worldwide published self-defense system for Sybervision Systems. In 1995, he was awarded a "Superbowl Ring" from the San Francisco 49ers in recognition for his outstanding martial arts work with their championship football team.

Don Berryessa. Mr. Berryessa has served as Vice President and Director of the Company since February 1997, and as Vice President and General Manager of America's Best Karate since July 1993. Mr. Berryessa received his Bachelor's of Science degree in marketing and economics from San Jose State University in 1992 while working as America's Best Karate's District Manager. As America's Best Karate's District Manager, Mr. Berryessa was in charge of marketing and sales and played an instrumental role in the expansion of America's Best Karate from one location to 10. Prior to working with America's Best Karate he served as a member of the United States Army & Army Reserve as a combat military policeman.

William T. Duffy. Mr. Duffy has served as Vice-President of Business Operations and Chief Financial Officer for the San Francisco 49ers since June 1996. He is responsible for all non-football related business and provides financial guidance and support for all the team's football related activities. Mr. Duffy's previous experience has included serving as Director of Compliance for the National Football League from October 1993 to May 1996, Treasurer of Robbie Stadium Corporation from June 1990 to September 1993 and Director of Finance of the Miami Dolphins from March 1988 to May 1990. Mr. Duffy, a CPA, is a graduate of Princeton University and received his Masters of Accounting from New York University.

Alan Elkes. Mr. Elkes has served as Chief Executive Officer of Dalton Kent Securities Group, Inc., an investment banking and brokerage firm, since June 1996. From September 1994 to June 1996, Mr. Elkes served as Financial and Operations Manager at a branch office of Corporate Securities Group Inc., an investment banking and brokerage company. From February 1991 to September 1994, Mr. Elkes owned and operated Minuteman Press, a printing company. Mr. Elkes began his career in the stock brokerage industry in 1968. He has an MBA in accounting from St. Johns University in New York and is also a licensed CPA in the State of New York.

Jan D. Hutchins. Mr. Hutchins has served as President of AC Media, since February 1997. From July 1994 to November 1995, Mr. Hutchins was one of a four person management team for GolfPro International, an emerging company designing and marketing a terrain- based, personal service robot.
 From 1993 to 1994, Mr. Hutchins was community services director for the San Francisco Giants professional baseball team. From 1991 to 1993, Mr. Hutchins developed, produced and hosted the HOOKED ON GOLF radio program
for KNBR 68 in San Francisco.   From 1972 to 1991, Mr. Hutchins served in
various capacities in the television field, including news anchor, sports director, sports anchor/reporter and television host.

Ronald M. Lott. Mr. Lott spent 15 seasons in the National Football League, playing for the San Francisco 49ers (1981-1990), Los Angeles Raiders (1991-1992), New York Jets (1993-1994) and the Kansas City Chiefs
(1995).  Mr. Lott was selected to play in the Pro Bowl 10  times and won
four Superbowl Championships with the San Francisco 49ers.   In 1996, Mr.
Lott joined FOX Sports as a studio analyst and, along with James Brown, Howie Long and Terry Bradshaw, won an Emmy for their pregame show, FOX NFL Sunday. Mr. Lott is also very active in civic and community activities. He founded "All-Stars Helping Kids," a non-profit charity to raise funds for youth organizations, is involved with the national "Stay in School" program and hosts a number of events such as golf tournaments and benefits to raise funds for worthwhile causes. Mr. Lott is also the owner of Ronnie Lott's Club Fitness in San Jose and Dream Sports, a sports marketing company.

E. David Gable. Mr. Gable, a veteran business leader and entrepreneur, is Chairman, and a member of the Board of Directors of Carnegie International Corporation (OTC BB:CAGI) since September 1996 and Chief Operating Officer from May 1997 to March 1999. From 1988 to 1993 he served as a principal and president of the All-Star Motor Group, where he helped to grow the company to $400 million in sales and more than 600 employees. Carnegie is a holding company specializing in internet, telephony and telecommunications products, services and distribution, including electronic commerce and electronic digital interchange. Under Mr. Gable's leadership, Carnegie reported total income of $8.9 million for the first 6 months of fiscal 1998 ended June 30, 1998, versus $7 million total income for the 12 months ended December 31, 1997.

        No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.
 Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

             Recommendation of the Board for Proposal No. 1:

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.





                            PROPOSAL NO. 2

            INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE
                    1997 EMPLOYEE STOCK OPTION PLAN

        At the Annual Meeting, the Company's stockholders are being asked to approve an increase in the number of shares issuable pursuant to the Company's 1997 Employee Stock Option Plan (the "1997 Stock Plan") from 800,000 to 4,800,000. The following is a summary of principal features of the 1997 Stock Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Stock Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Anthony K. Chan, at the Company's principal offices at 1694 The Alameda, Suite 100, San Jose California 95126.

The 1997 Stock Plan was adopted by the Board of Directors and stockholders of the Company in March 1997 and became effective upon the closing of the IPO. The total number of shares of Common Stock subject to issuance under the 1997 Stock Plan was originally 350,000, subject to adjustments as provided in the 1997 Stock Plan. However, the 1997 Stock Plan was amended in May 1998 to provide that the total number of shares of Common Stock subject to issuance under the 1997 Stock Plan is 800,000.

The 1997 Stock Plan provides for the grant of stock options
(including incentive stock options as defined in Section 422 of the Code and non-qualified stock options), stock appreciation rights ("SARs") and other stock awards (including restricted stock awards and stock bonuses) to employees of the Company or its affiliates or any consultant or advisor engaged by the Company who renders bona fide services to the Company or the Company's affiliates in connection with its business; provided, that such services are not in connection with the offer or sale of securities in a capital raising transaction. Prior to the date when securities are first registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1997 Stock Plan will be administered by the Company's Board of Directors.

The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee") which will be comprised of "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Stock options may be granted by the Committee on such terms, including vesting and payment forms, as it deems appropriate in its direction; provided, that no option may be exercised later than ten years after its grant, and the purchase price for incentive stock options and non-qualified stock options shall not be less than 100% and 85% of the fair market value of the Common Stock at the time of grant, respectively.

SARs may be granted by the Committee on such terms, including payment forms, as the Committee deems appropriate, provided that a SAR granted in connection with a stock option shall become exercisable and lapse according to the same vesting schedule and lapse rules established for the stock option (which shall not exceed ten years from the date of grant). A SAR shall not be exercisable during the first six months of its term and only when the fair market value of the underlying Common Stock exceeds the SAR's exercise price and is exercisable subject to any other conditions on exercise imposed by the Committee. In the event of a change in control of the Company, the Committee retains the discretion to accelerate the vesting of stock options and SARs and to remove restrictions on transfer of restricted stock awards. Unless terminated by the Board of Directors, the 1997 Stock Plan continues until December 2007. Upon the occurrence of an event constituting a Change of Control, in the sole discretion of the Committee, all options and SARs will become immediately exercisable in full for the remainder of their terms and restrictions on stock granted pursuant to a Restricted Stock Award will lapse.

        Many employees of the Company and other persons contributed a great deal to the Company's progress to date, including but not limited to, the completion of the initial public offering, and the development, production and promotion of 27 episodes of the Kanga Roddy series. The Company has rewarded such employees and persons with the grant of stock options.

        The Committee and the Board of Directors of the Company believe it is an important operating strategy to continue to provide incentives to these employees, other individuals and to recruit competent persons to join the Company. The Committee and the Board of Directors have concluded that an increase to 4,800,000 shares reserved under the Plan provides adequate flexibility to provide such incentives.

        This amendment to the Plan is subject to approval of the Company's stockholders. Unless marked otherwise, proxies received will be voted "FOR" the approval of the increase of the number of shares of Common Stock
issuable under the Plan to 4,800,000.   The affirmative vote of the
holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the Plan, as amended.

             Recommendation of the Board for Proposal No. 2:

      THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE OF SHARES ISSUABLE UNDER THE 1997 EMPLOYEE STOCK OPTION PLAN FROM 800,000 TO 4,800,000.





                           PROPOSAL NO. 3

             INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE
          1997 NON-EMPLOYEE DIRECTORS EMPLOYEE STOCK OPTION PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve an increase in the number of shares issuable pursuant to the Company's 1997 Non-Employee Stock Option Plan (the "Director Plan") from 50,000 to 550,000. The following is a summary of principal features of the 1997 Director Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Director Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Anthony Chan, at the Company's principal offices at 1694 The Alameda, Suite 100, San Jose California 95126.

The Company's 1997 Non-Employee Directors Stock Option Plan (the "Directors Plan") was adopted by the Board of Directors and stockholders of the Company in March 1997 and became effective upon the closing of the Company's Initial Public Offering. The Directors Plan provides for the automatic grant to each of the Company's non-employee directors of (i) an option to purchase 5,000 shares of Common Stock on the date of such director's initial election or appointment to the Board of Directors (the "Initial Grant") and (ii) an option to purchase 2,000 shares of Common Stock on each anniversary thereof on which the director remains on the Board of Directors (the "Annual Grant"). The options will have an exercise price of 100% of the fair market value of the Common Stock on the date of grant and have a 10-year term. Initial Grants become exercisable in two equal annual installments commencing on the first anniversary of date of grant thereof and Annual Grants become fully exercisable beginning on the first anniversary of the date of grant. Both Initial and Annual Grants are subject to acceleration in the event of certain corporate transactions. Any options which are vested at the time the optionee ceases to be a director shall be exercisable for one year thereafter. Options which are not vested automatically terminate in the event the optionee ceases to be a director of the Company. Options which are vested on the date the optionee ceased to be a director due to death or disability generally remain exercisable for five years thereafter. If the Company is a party to a transaction involving a sale of substantially all its assets, a merger or consolidation, all then outstanding options under the Directors Plan may be canceled. However, during the 30 day period preceding the effective date of such transaction, all partly or wholly unexercised options will be exercisable, including those not yet exercisable pursuant to the vesting schedule. As of the date of this Memorandum, presently, a total of 49,500 options have been granted under the Directors Plan.

   Many of the Company's non-employee directors have and other persons contributed a great deal to the Company's progress to date, including but not limited to, the completion of the initial public offering, and the development, production and promotion of 27 episodes of the Kanga Roddy series. The Company has rewarded such non-employees and persons with the grant of stock options.

   The Committee and the Board of Directors of the Company believe it is an important operating strategy to continue to provide incentives to these persons and to attract qualified nominees to the Company's Board of Directors. The Committee and the Board of Directors have concluded that an increase to 550,000 shares reserved under the Directors Plan provides adequate flexibility to provide such incentives.

   This amendment to the Directors Plan is subject to approval of the Company's stockholders. Unless marked otherwise, proxies received will be voted "FOR" the approval of the increase of the number of shares of Common Stock issuable under the Directors Plan to 550,000. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the Directors Plan, as amended.

            Recommendation of the Board for Proposal No. 3:

    THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE OF SHARES ISSUABLE UNDER THE 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN FROM 50,000 TO 550,000.





                           PROPOSAL NO. 4

              APPROVAL OF THE ISSUANCE OF AN AGGREGATE OF
                 $950,000 OF CONVERTIBLE DEBENTURES


At the Annual Meeting, the Company's stockholders are being asked to ratify the Security Purchase Agreement, and the exhibits thereto, dated as of January 19, 1999, by and among the Company and Amro International S.A., The Endeavour Capital Fund S.A., Canadian Advantage L.P. and Olympia Partners LLC (collectively as the "Investors") (collectively, the "Agreement"), and the transactions contemplated thereby including the private offering (the "Offering") of $950,000 of 7% Convertible Debentures and Common Stock purchase warrants pursuant to.

The following summarizes the terms of the Offering and is qualified in its entirety by the Agreement itself and the exhibits thereto, a copy of which is attached hereto as Appendix A and incorporated by reference herein. Stockholders are encouraged to review the attached Agreement and its exhibits.

Pursuant to the authorization of the Board of Directors of the Company, management of the Company negotiated and executed the Agreement pursuant to which the Investors agreed under certain terms and conditions to invest up to $950,000 into the Company in 7% Convertible Debentures due January 1, 2002 (the "Debentures"). Additionally, the Company agreed, among other things, to issue to the Investors warrants to purchase the Company's Common Stock (the "Warrants"). Pursuant to the Agreement, the Company issued to the Investors on January 19, 1999, $950,000 million in Debentures and Warrants to purchase 26,125 shares of the Company's Common Stock at an exercise price of $2.1406 per share. The Warrants expire on January 31, 2002.

The terms and conditions of the Debentures are summarized as  follows:

* The interest rate on the Debentures is 7% per annum, payable twice annually in cash or in shares of the Company's Common Stock.

*       Date of maturity is January 1, 2002.

* The Debentures are convertible into the number of shares of the Company's Common Stock equal to the principal amount and accrued and unpaid interest outstanding under the Debentures on the conversion date divided by the greater of the lower of: (a) 75% of the Market Price(1) on the conversion date, or (b) 117.5% of the Market Price on the date the Debenture is issued (which equals $1.7125 per share).

* At its option, the Company may redeem the Debentures at any time prior to conversion for an amount equal to the accrued and unpaid interest under the Debentures plus 122.5% of the outstanding principal under the Debentures. The Debentures may not be converted after the Company gives notice of its intent to redeem pursuant to the Agreement.

(1) Market Price is defined in the Agreement as (x) the average closing bid price of the Common Stock as reported by Bloomberg, LP or the average closing bid price on the over-the-counter market, (i) if a period of time is specified in the relevant provision of the Debenture, for such period, and (ii) if no period of time is specified in the relevant provision of the Debenture, then for the 5 days ending on the trading day immediately preceding the relevant date, or (y) if the Common Stock is listed on a stock exchange, the lowest trade price on such exchange on the date indicated in the Debenture as reported in the Wall Street Journal.

* In no event (subject to certain exceptions, including a Company default under any Debenture or the Agreement) shall an Investor be entitled to convert any Debenture to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Investor and its affiliates, and (2) the number of shares of Common Stock issuable upon the conversion of the Debenture would result in beneficial ownership by the Investor and its affiliates of more than 9.99% of the outstanding shares of Common Stock.

The Agreement also has the following additional terms:

* The Company was required to file not later than February 18, 1999 with the Securities and Exchange Commission a registration statement to register the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants to allow the Investors to resell such Common Stock to the public. Such registration statement was filed on February 12, 1999.

In addition, JWGenesis Securities, Inc., the Company's placement agent in connection with the forgoing transaction, received, among other things, a warrant to purchase 35,000 shares of the Company's Common Stock, subject to anti-dilution adjustments. The exercise price for such warrant is $2.1406, and the warrant expires on January 31, 2002.


Nasdaq Rule Requiring Stockholder Approval

Because the Company's Common Stock is listed on The Nasdaq SmallCap, the Company is subject to the Nasdaq's corporate governance rules, including Rule 4310(c)(25)(H)(i)(d)(2) (the "Nasdaq Rule") which provides that an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. The conversion of the Debentures and/or the exercise of the Warrants may be made at a price less than the greater of book or market value of the stock and it is also possible that the Debentures may be convertible and/or the Warrants may be exercisable into more than 20% of the currently outstanding shares of the Company's Common Stock. Investors have recognized that the Company may be limited in the number of shares of Common Stock it may issue, and that the Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants may result in the issuance of shares in excess of the Nasdaq Rule. Such issuance will require the Company to obtain the consent of its stockholders.

Under the Agreement, the Company has agreed to take all steps necessary to have the vote of the Company's stockholders regarding authorization of the Company's issuance to the holders of the Debentures of shares of Common Stock in excess of 20% of the outstanding shares of Common Stock. If the Company does not obtain stockholder approval as proposed herein, the conversion rate of the Debentures will be adjusted to 90% of what it otherwise would have been. In addition, the Debenture provides that if the Company cannot issue the shares of Common Stock upon conversion of a Debenture without violating the Nasdaq Rule, the Investors have the option, exercisable in the Investors' sole and absolute discretion, to elect any one of the following remedies:

* Require the Company to issue shares of Common Stock pursuant to the conversion of the Debentures at a conversion price equal to the average of the lowest trade price per share of Common Stock for any five consecutive trading days (subject to certain adjustments provided in the Debenture) during the 60 trading days immediately preceding the date of the notice of conversion; or

* Require the Company to redeem each unconverted portion of the Debentures for an amount equal to (the "Cap Redemption Amount"):

              V     x    M
          ---------
              CP

        where:

"V" means the outstanding principal plus accrued interest through the date of redemption of an unconverted Debenture;

"CP" means the conversion rate in effect on the date of  redemption; and


"M" means the highest Market Price during the period beginning on the date of redemption and ending on the date of payment of the Cap
Redemption Amount.

Certain Relationships And Related Transactions

        Pursuant to the Agreement, the officers and directors of the Company who, directly or indirectly, hold shares of the Company's Common Stock and their spouses who reside with such officer or director, have each granted to the Investors an irrevocable proxy to vote in favor of this Proposal
No. 4.

Unless marked otherwise, proxies received will be voted "FOR" the
approval of this Proposal No. 4.   The affirmative vote of the holders of
a majority of the outstanding shares of Common Stock of the Company is required to approve the this Proposal No. 4.


            Recommendation of the Board for Proposal No. 4:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF AN AGGREGATE OF $950,000 OF CONVERTIBLE DEBENTURES.





                          PROPOSAL NO. 5

   APPROVAL OF PLACEMENT AGENCY AGREEMENT AND PRIVATE OFFERING OF A MAXIMUM
                      OF $4,500,000 OF UNITS

At the Annual Meeting, the Company's stockholders are being asked to ratify the Placement Agency Agreement, dated February 19, 1999 (the "Placement Agreement"), between the Company and JWGenesis Capital Markets LLC, and the private offering (the "Offering") of a minimum of $700,000 (the "Minimum Amount") and a maximum of $4,500,000 (the "Maximum Amount") of Units, at a price of $50,000 per Unit, and all other transactions contemplated thereby.

The following summarizes the terms of the Placement Agreement and the Offering and is qualified in its entirety by the Placement Agreement itself and the exhibits thereto, a copy of which is attached hereto as Appendix B and incorporated by reference herein. Stockholders are encouraged to review the attached Placement Agreement and its exhibits.

Summary of Private Placement Terms

Pursuant to the authorization of the Board of Directors of the Company, management of the Company negotiated and executed the Placement Agreement with JWGenesis Capital Markets LLC as Placement Agent (the "Placement Agent"). The Company has engaged the Placement Agent as its exclusive agent to sell the Minimum Amount, itself or through its selected dealers, at $50,000 per Unit, on a "all-or-none" basis, and the Maximum Amount, on a "best efforts" basis. Each Unit consists of (i) 50 shares of Series C Redeemable Convertible Preferred Stock, par value $0.0001 per share (the "Series C Preferred Stock"), (ii) 25,000 Class A Warrants (the "Class A Warrants") to purchase shares of Common Stock of the Company at an exercise price equal to the lower of (A) $2.75 or (B) 135% of the Effective Price (as defined below) per share of Common Stock and (iii) 25,000 Class B Warrants (the "Class B Warrants," and collectively with the Class A Warrants, the "Warrants") to purchase shares of Common Stock of the Company at an exercise price equal to the lower of (A) $4.00 or (B) 185% of the Effective Price per share of Common Stock. In the event the closing bid price of the Common Stock is below $1.00 per share for ten consecutive days in the 12 month period following the closing of the Offering, then the exercise price of the Class A Warrants shall be reset at $1.00 per share of Common Stock. Commencing one year from the date of the first closing of the Offering, the Series C Preferred Stock shall be convertible into such number of shares of the Company's Common Stock equal to the Liquidation Preference (as defined below) of the Series C Preferred Stock divided by the Effective Price (the "Conversion Formula"). The "Liquidation Preference" of the Series C Preferred Stock shall be $1,000 per share. The "Effective Price" is defined as the average closing bid price of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotation system ("NASDAQ") during the 20 days prior to the date set for the initial closing of the Offering. In the event any closing is held after the date set by the Company to hold its 1999 Annual Meeting of Stockholders (as defined below), the Effective Price for such subsequent closing(s), if any, shall be set at the lower of (a) the average closing bid price of the Common Stock as reported on NASDAQ during the 20 days prior to the 1999 Annual Meeting of Stockholders or (ii) the Effective Price. The Company has agreed to use its best efforts to file a registration statement (the "Registration Statement") for the purpose of registering the shares of Common Stock underlying the Series C Preferred Stock and the Warrants (the "Registerable Securities"). The Company may force conversion of the Series C Preferred Stock, in whole or in part, at any time after the Registration Statement covering the Registrable Securities is declared effective by the Securities and Exchange Commission (the "Commission") provided that the closing bid price of the Common Stock of the Company has equaled 250% of the closing bid price of the Common Stock on the date of the first closing of the Offering for a period of 20 consecutive days, and provided further that the Company provides the holders of the Series C Preferred Stock with 30 days prior written notice of its intent to do so. Also, if not converted prior to the third anniversary date of the final closing of the Offering, the Series C Preferred Stock shall automatically convert into shares of Common Stock of the Company pursuant to the terms of the Conversion Formula. The Series C Preferred Stock shall be entitled to receive a quarterly dividend of 9% which shall be payable either in Common Stock (valued at the closing bid price on the day before the dividend is due) of the Company or cash, at the Company's option. No dividend payment shall be made on any converted Series C Preferred Stock.

The Units will be offered for a period of 90 continuous days from March 1, 1999, which period may be extended by the Placement Agent for up to an additional 90 days (the "Offering Period"). Until the Minimum Amount has been sold, all funds received from subscribers will be held in escrow. Unless subscriptions for the Minimum Amount are received during the Offering Period, the Offering will be terminated, no Units will be sold and the funds deposited in escrow will be promptly refunded to subscribers without deduction therefrom or interest thereon. Any interest accruing on funds held in the escrow account will be utilized first to cover the escrow agent's fees and expenses and the balance, if any, will be distributed equally between the Company and the Placement Agent.

The Company may hold the First Closing at any time after subscriptions and checks for the Minimum Amount have been received and accepted on or before the expiration of the Offering Period. However, the Company reserves the right to close upon the sale of less than the Minimum Amount so as not to contravene the NASDAQ continued listing requirements which prohibit the issuance of certain designated securities prior to obtaining shareholder approval. If the Minimum Amount is sold prior to the expiration of the Offering Period, no additional Units may be sold until the Company receives the requisite shareholder approval for the issuance of such additional securities. The Company, in its sole discretion, may opt to solicit subscriptions for additional Units which shall be held in escrow subject to shareholder approval. Upon shareholder approval, additional Units up to the Maximum Amount will continue to be sold, and further closings may from time to time be conducted with respect to the Units sold, until expiration of the Offering Period. Not later than ten days after the termination of the Offering Period, a Final Closing will be held with respect to any Units sold but not closed upon as of such date. In the event stockholder approval is not obtained at the meeting, all funds in excess of the Minimum Amount shall be promptly refunded to the subscribers.

The offering price of the Units has been determined by negotiations between the Placement Agent and the Company. The offering price of the Units, the conversion price of the Series C Preferred Stock and the exercise prices of the Warrant do not bear any relationship to any recognized criteria of economic valuation.

The Company has agreed to indemnify the Placement Agent and its selected dealers against certain liabilities that may be incurred in connection with the Offering, including certain civil liabilities under the Securities Act, and, where such indemnification is not available, to contribute to the payments the Placement Agent may be required to make in respect of such liabilities. Insofar as indemnification for liabilities arising out of the Securities Act may be permitted to the Placement Agent pursuant to the foregoing, and to directors, officers or persons controlling the Company pursuant to the Certificate of Incorporation and By-Laws of the Company, the Company has been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

Subject to the sale of the Minimum Amount during the Offering
Period, the Company has agreed to pay to the Placement Agent a placement fee (the "Agent's Fee") of 10% of the price paid per Unit. The Placement Agent will also receive a non-accountable expense allowance equal to 3% of the sales proceeds for each Unit (the "Agent's Expense Allowance"). The Agent's Fee and the Agent's Expense Allowance will be paid at the time of each Closing, and any expenses incurred by the Placement Agent on the Company's behalf will be paid at the First Closing. The Company has also agreed, upon each Closing of this Offering, to issue to the Placement Agent a five (5) year Warrant to purchase Units at Offering Price in an amount equal to ten percent (10%) of the Units sold in the Offering (the "Agent's Warrants").

For a period of two (2) years following the First Closing, the Placement Agent shall have the right to purchase for its account or to sell for the account of the Company or any of its stockholders owning at least five percent (5%) of the Company's securities (the "Principal Stockholders"), any securities with respect to which the Company or any of its Principal Stockholders may seek a private or public offering pursuant to a registration statement or otherwise. In addition, the Placement Agent shall have the right of first refusal for a two (2) year period to act as the managing underwriter or, at the Placement Agent's sole discretion, a member of the underwriting syndicate and/or selling group with respect to any offering of the Company's securities.

 In addition, the Placement Agent shall have a two (2) year right of first refusal to act as the managing underwriter, or at the Placement Agent's sole discretion, a member of the underwriting syndicate and/or selling group with respect to any offering of the Company's securities.
 The Company and its principal stockholders will consult with the Placement Agent with regard to any such offering and will offer the Placement Agent the opportunity to purchase or sell any such securities on terms not more favorable to the Company or its principal stockholders than they can secure elsewhere. Any breach of the Placement Agent's right of first refusal by the Company or any of its principal stockholders shall be enforceable through injunctive relief. or placement agent for any future financing.

Further, the Company has also agreed to retain the Placement Agent as it exclusive investment banker for a period of two (2) years from the date of the closing of the Offering for a fee of 150,000 shares of Common Stock which shall be payable at the Closing. The Company shall reimburse the Placement Agent for all reasonable out-of-pocket expenses incurred in carrying out any services provided to the Company.

Following the completion of the Offering, the Company shall enter into a five (5) year mergers and acquisition agreement with the Placement Agent. In the event an acquisition candidate is introduced to the Company by the Placement Agent or contacted by the Placement Agent or the Company from the signing date of the engagement letter or within 24 months after the final closing, the Company will pay or cause to be paid to the Placement Agent a transaction fee (the "Transaction Fee") equal to the sum of (i) five percent (5%) of the first $15,000,000 of aggregate consideration involved in any Transaction, plus (ii) three and one-half (3-1/2%) of the next $10,000,000 of aggregate consideration, plus (iii) two percent (2%) of the balance of the aggregate consideration involved in any transaction (including mergers, acquisitions, sales, joint ventures, and any other business or business combinations involving the Company); and that any such Transaction Fee due to the Placement Agent will be paid in cash at the closing of the particular transaction for which the finder's fee is due. In the event the Placement Agent introduces a candidate to the Company during the term of the agreement that acquires any securities or assets of the Company, then the Company shall pay the Placement Agent a fee equal to eight percent (8%) of the total consideration paid by the purchaser.

For a period of two (2) years from the date of the First Closing, the Placement Agent shall have the right, at its option, to nominate a designee to the Company's Board of Directors.

Agent's Warrants

The Company has agreed, upon the Closing of the Offering, to sell to the Placement Agent or its designees, for an aggregate of ten dollars ($10.00), a warrant or warrants to purchase additional Units at the Offering Price in an amount equal to 10% of the Units sold by the Placement Agent at that Closing (the "Agent's Warrants"). The Agent's Warrants will be exercisable commencing on the date of the First Closing for a period of five (5) years (the "Exercise Term"). The Company has agreed to register on two separate occasions the Agent's Warrants and the shares of Common Stock underlying the Agent's Warrants (issuable upon conversion of the Series C Preferred Stock and exercise of the Warrants) (collectively, the "Agent's Securities") at the request of the Placement Agent. The Company will use file a registration statement covering the Agent's Securities within 20 days after receipt of such request. Should this registration be delayed by the Company, the exercise period for the Purchase Option shall be extended for a period of time equal to the length of the delay in registering these securities. Each of these two requests may be made at any time during a period of seven (7) years beginning from the First Closing. The Company has agreed to pay all expenses relating to the filing of the registration statement. In addition, during this period, the Placement Agent shall have unlimited "piggyback" registration rights for the Agent's Warrants. In connection therewith, the Company shall give the holders of the Agent's Warrants notice by registered mail at least thirty (30) days prior to the filing of any registration statement with the SEC.

Lock-Up Agreement

Anthony K. Chan, the Company's President and CEO, and George Chung, the Company's Chairman of the Board, beneficial owners of an aggregate of 1,016,276 shares (19.3% of the shares outstanding prior to this Offering) have agreed to enter into a lock-up agreement with the Placement Agent which will prohibit them from selling or otherwise disposing of their shares of Common Stock for twelve (12) months from the date of the Final Closing of the Offering without the prior written consent of the Placement Agent. Commencing six (6) months from the Final Closing, if the Common Stock closes over $8.00 for ten (10) consecutive trading days, then the lock-up restrictions on Messrs. Chan and Chung shall be released for so long as the closing price of the Common Stock remains over $8.00.

Nasdaq Rule Requiring Stockholder Approval

Because the Company's Common Stock is listed on The Nasdaq SmallCap Market, the Company is subject to the Nasdaq's corporate governance rules, including Rule 4310(c)(25)(H)(i)(d)(2) (the "Nasdaq Rule"). The Nasdaq Rule requires issuers to obtain stockholder approval for the sale or issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Because the conversion of the Series C Preferred Stock and/or the exercise price of the Class A or Class B Warrants underlying the Units may be made at a price that could be less than the greater of book or market value of the Company's Common Stock, it is possible that these securities may be convertible into more than 20% of the currently outstanding shares of the Company's Common Stock. As such, the Company will hold the First Closing at any time after subscriptions and checks for the Minimum Amount have been received and accepted on or before the expiration of the Offering Period. However, the Company reserves the right to close upon the sale of less than the Minimum Amount so as not to contravene the NASDAQ Rule. If the Minimum Amount is sold prior to the expiration of the Offering Period, no additional Units will be sold until the Company receives the requisite shareholder approval for the issuance of such additional securities.

Unless marked otherwise, proxies received will be voted "FOR" the
approval of this Proposal No. 5.   The affirmative vote of the holders of
a majority of the outstanding shares of Common Stock of the Company is required to approve the this Proposal No. 5.

            Recommendation of the Board for Proposal No. 5:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PLACEMENT AGENT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.





                            PROPOSAL NO. 6

              AMENDMENT OF THE CERTIFICATE OF INCORPORATION

The Board of Directors of the Company proposes amending the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock (the "Capital Stock") as more fully described below. The Company currently has authorized capital stock of 23,000,000, of which 20,000,000 is Common Stock, $.0001 par value per share, and 3,000,000 shares of Preferred Stock. Approximately 7,269,050 shares of Common Stock and no shares of Preferred Stock are outstanding. The Board believes that the increase in authorized shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing. The Board of Directors of the Company believes that the following amendment to the Certificate of Incorporation is in the best interest of the Company and its shareholders.

Having a substantial number of authorized but unissued shares of Common Stock and Preferred Stock that is not reserved for specific purposes would allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of shareholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of Common Stock and Preferred Stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of Common Stock and Preferred Stock by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of Common Stock or Preferred Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

The Board of Directors recommends the authorization of additional shares of Common Stock and Preferred Stock to increase the Company's financial flexibility. The Board of Directors believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than now exists. The additional Capital Stock would be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties.

When issued, the additional shares of Common Stock and Preferred
Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock and Preferred Stock currently authorized and outstanding. Holders of Common Stock and Preferred Stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

If the proposed amendment is approved, the Board of Directors would be empowered, without the necessity of further action or authorization by the Company's shareholders, unless required in a specific case by applicable laws or regulations, to authorize the issuance of the Preferred Stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series. Each series of Preferred Stock could, as determined by the Board of Directors at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company's Common Stock. No preferred stock is presently authorized by the Company's Certificate of Incorporation.

The amendment would authorize the Board of Directors to determine, among other things, with respect to each series of Preferred Stock which may be issued: (a) the distinctive designation and number of shares constituting such series; (b) the dividend rates, if any, on the shares of that series and whether dividends would be payable in cash, property, rights or securities; (c) whether dividends would be non- cumulative, cumulative to the extent earned, partially cumulative or cumulative and, if cumulative, the date from which dividends on the series would accumulate; (d) whether, and upon what terms and conditions, the shares of that series would be convertible into or exchangeable for other securities or cash or other property or rights; (e) whether, and upon what terms and conditions, the shares of that series would be redeemable; (f) the rights and preferences, if any, to which the shares of that series would be entitled in the event of voluntary or involuntary dissolution or liquidation of the Company; (g) whether a sinking fund would be provided for the redemption of the series and, if so, the terms of and amounts payable into such sinking fund; (h) whether the holders of such securities would have voting rights and the extent of those voting rights; (i) whether the issuance of any additional shares of such series, or of any other series, shall be subject to restrictions as to issuance or as to the powers, preferences or rights of any such other series; and (j) any other preferences, privileges and relative rights of such series as the Board of Directors may deem advisable. Holders of the Company's Common Stock have no preemptive right to purchase or otherwise acquire any Preferred Stock that may be issued in the future.

        It is not possible to state the precise effect of the authorization of the Preferred Stock upon the rights of holders of the Company's Common Stock until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of one or more series of the Preferred Stock. However, such effect might include: (a) reduction of the amount otherwise available for payment of dividends on Common Stock, to the extent dividends are payable on any issued shares of Preferred Stock, and restrictions on dividends on Common Stock if dividends on the Preferred Stock are in arrears; (b) dilution of the voting power of the Common Stock to the extent the Preferred Stock has voting rights; and (c) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the Preferred Stock.

        The adoption of the amendment may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. The Board of Directors would have the ability to issue a significant number of shares of Common and Preferred Stock as a defense to an attempted takeover of the Company. Issuances of authorized preferred shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the company more difficult or more costly. Such an issuance could discourage or limit the shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the shareholders, and could enhance the ability of officers and directors to retain their positions.

         Article 4 of the Company's Certificate of Incorporation currently provides as follows:

        4.      A.      Classes of Stock.  This  corporation is authorized
to issue two classes of shares of stock to be designated, respectively, common stock ("Common Stock") and preferred stock ("Preferred Stock"). The number of shares of Common Stock authorized to be issued is Twenty
Million (20,000,000), par value $0.0001 per share, and the number of shares of Preferred Stock authorized to be issued is Three Million (3,000,000), par value $0.0001 per share; the total number of shares which the corporation is authorized to issue is Twenty-Three Million (23,000,000).

                B. Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issue of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding, and any other preferences, privileges and relative rights of such series as the Board of Directors may deem advisable. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

        The Company's Board of Directors has approved the following amendment to Article 4, subject to approval of such amendment by the holders of the Company's Common Stock as specified below:

        4.      A.      Classes of Stock.  This  corporation is authorized
to issue two classes of shares of stock to be designated, respectively, common stock ("Common Stock") and preferred stock ("Preferred Stock"). The number of shares of Common Stock authorized to be issued is Forty
Million (40,000,000), par value $.0001 per share, and the number of shares of Preferred Stock authorized to be issued is Six Million (6,000,000), par value $.0001 per share; the total number of shares which the corporation is authorized to issue is Forty-Six Million
(46,000,000).

                B. Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issue of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding, and any other preferences, privileges and relative rights of such series as the Board of Directors may deem advisable. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

   The proposed amendment increases the authorized amount of capital stock of the Company to 46,000,000 shares of which 40,000,000 is Common Stock and 6,000,000 is preferred stock. The proposed amendment authorizes the Company's Board of Directors to issue preferred stock from time to time in one or more series without further stockholder approval.
 Under the proposed amendment, the Board may specify the rights, preferences and restrictions of any series of preferred stock issued which rights, preferences and restrictions may be superior to those of the Common Stock. Such rights and preferences may provide, but is not limited to, specific dividend rights, dividend rates, conversion rights,
voting rights, redemption rights and liquidation preferences.   The rights
of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future. The issuance of Preferred Stock, while providing desirable flexibility, could also have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company.

   Unless marked otherwise, proxies received will be voted
"FOR" the approval of this Proposal No. 6.   Amending the Certificate of
Incorporation of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company.


             Recommnedation of the Board for Proposal No. 6:

      THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE CERTIFCATE OF INCORPORATION.




                           PROPOSAL NO. 7

          RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Moss Adams LLP has been selected by the Board of Directors of the Company to be its independent certified public accountants for the 1999 fiscal year. Moss Adams LLP has no interest, financial or otherwise, in the Company. All proxies will be voted FOR ratification of such selection unless authority to vote for the ratification of such selection is withheld or an abstention is noted.

Representatives from the accounting firm of Moss Adams LLP will be present at the Meeting will be afforded the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

 The Board of Directors of the Company recommends a vote FOR Proposal No. 7.

             Recommendation of the Board for Proposal No. 7:

    THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 1999.




                        PRINCIPAL STOCKHOLDERS

The following table sets forth, as of the date of January 31, 1999 and as adjusted to reflect the issuance by the Company of shares of Common Stock upon exercise of the Warrants, certain information with respect to stock ownership of (i) all persons known by the Company to be beneficial owners of 5% or more of its outstanding shares of Common Stock;
(ii) each director; and (iii) all directors and officers as a group, together with their respective percentage ownership of such shares before the Offering and as adjusted to reflect the sale of the shares of Common Stock and Warrants offered hereby. Unless otherwise indicated, the beneficial owners have sole voting and investment power over the shares of Common Stock listed below.

                              Number of                     Percentage of Common Stock Ownership*
Name and Address of           Shares of
Beneficial Ownership(1)       Common Stock              As Adjusted **
                                                           Actual           Minimum           Maximum

George Chung                  597,838(2)                   10.4%            8.9%              7.5%

Anthony K. Chan               593,438(3)                   10.3%            8.8%              7.4%

Don Berryessa                 193,600(4)                    3.4%            2.9%              2.4%

Montana Family Trust          258,456(5)                    4.5%            3.8%              3.2%

William T. Duffy                5,000(6)                    ***             ***               ***

Alan Elkes                      5,000(7)                    ***             ***               ***

Jan D. Hutchins                24,000(8)                    ***             ***               ***

Ronald M. Lott                 36,131(9)                    ***             ***               ***

All officers and directors
as a group (7 persons).....1,455,007(10)                   24.6%           21.1%             17.8%

_______________________
* Does not give effect to the conversion of the outstanding Debentures or, except as stated in the footnotes below, to the issuance of shares of Common Stock upon exercise of any warrants.
** Assumes conversion of the Series C Preferred Stock at a conversion price of $2.00 per share.
***     Represents less than one percent.
(1) The addresses for the directors and executive officers are the same as that of the Company.
(2) Includes (i) 87,500 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan and (ii) 4,400 shares owned by Mr. Chung's wife. Does not include 80,000 subject to options which are not presently exercisable or exercisable within 60 days.
(3) Includes 87,500 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include 80,000 subject to options which are not presently exercisable or exercisable within 60 days.
(4) Includes (i) 25,000 shares subject to presently exercisable options granted under the Company's 1997 Stock and (ii) 28,100 shares owned by Mr. Berryessa's wife. Does not include 55,000 subject to options which are not presently exercisable or exercisable within 60 days.
(5) Includes 100,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan.
(6) Includes 5,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include 11,500 subject to options which are not presently exercisable or exercisable withing 60 days.
(7) Includes 5,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include 11,500 subject to options which are not presently exercisable or exercisable withing 60 days.
(8) Includes 20,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include 40,000 subject to options which are not presently exercisable or exercisable withing 60 days.
(9) Includes 15,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include 11,500 subject to options which are not presently exercisable or exercisable withing 60 days.
(10) Includes an aggregate of 245,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include 289,500 subject to options which are not presently exercisable or exercisable withing 60 days.




                   COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive
 Officer and President, and the Company's Chairman of the Board, for services rendered in all capacities to the Company for the fiscal period ended December 31, 1998. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:


Name               Position         Year           Salary
                                    (1)
Anthony K. Chan    President,      1998         $ 130,828
                   Chief           1997         $ 101,704
                   Executive       1996         $  57,600
                   Officer

Geroge Chung       Chairman of     1998         $ 138,739
                   the Board       1997         $ 107,284
                                   1996         $  57,600



                                                       Long-Term Compensation
                                                   Awards                  Payouts
                                          Restricted     Securities     LTIP     All Other
                   Other                     Stock       Underlying    Payouts    Compen
                   Compen-                  Award(s)      Options/       ($)      sation
Name               sation        Bonus        ($)           SARs                    ($)
                                                          (#)(1)(2)
Anthony K. Chan    ---           ---          ---          80,000       ---         ---
                   ---           ---          ---          87,500       ---         ---
                   ---           ---          ---               0       ---         ---


Geroge Chung       ---           ---          ---          80,000       ---         ---
                   ---           ---          ---          87,500       ---         ---
                   ---           ---          ---               0       ---         ---

________________
(1) Information provided for 1996 represent compensation received by Messrs. Chan and Chung, as President and Chief Executive Officer, respectively, of America's Best Karate, the predecessor to the Company.

(2)     Options were granted under the Company's 1997 Stock Plan.






                  STOCK OPTIONS GRANTS AND EXERCISES

                 Option/SAR Grants in Last Fiscal Year


                          Individual Grants

                   Securities             % of Total
                   Underlying Option      to Employees in       Exercise or Base
Name               Granted (#)            Fiscal Year           Price ($/SH)               Expiration Date

Anthony K. Chan      20,000                 5.7%                  $6.5625                     6/30/08
                     60,000                17.0%                  $1.25                      12/29/08
                     80,000                22.7%

George Chung         20,000                 5.7%                  $6.5625                     6/30/08
                     60,000                17.0%                  $1.25                      12/29/08
                     80,000                22.7%


        The following table shows the value at December 31, 1998 of unexercised options held by the named executive officers:

              Aggregated Option Exercises in Last Fiscal Year
                   and Fiscal Year-end Option Values


                                                        Number of securities       Value of unexercised in-the-
                                                        underlying unexercised         money options at fiscal
                                                        options at fiscal year-end          year-end
                                                                  (#)                         ($)
Name        Shares acquired on     Value Realized
               exercise (#)              ($)            Exerciseable/unexercisable   Exercisable/unexercisable*

Anthony K. Chan,    0                     0                    87,500/80,000                   $0/$0
President and Chief
Executive Officer

George Chung,       0                     0                    87,500/80,000                   $0/$0
Chairman of the
Board



---------------------------
* Assumes a fair market value of $1.2188 per share at the close of December 31, 1998.

The compensation for the Company's key management will be evaluated from time to time by the Board. The Board may, in its discretion, award these individuals cash bonuses, options to purchase shares of the Common Stock under the Company's Equity Incentive Plan and such other compensation, including equity-based compensation, as the Board, or a committee thereof, shall approve from time to time.




                       EMPLOYMENT CONTRACTS

In March 1997, the Company entered into employment agreements, effective as of August 5, 1997, the closing date of the Company's initial public offering, with each of Mr. Chung, Mr. Chan and Mr. Berryessa pursuant to which Mr. Chung continues to serve as the Company's Chairman of the Board, Mr. Chan continues to serve as the Company's President, Chief Executive Officer and Chief Financial Officer and Mr. Berryessa continues to serve as the Company's Vice-President. Each agreement has a term of five years. Pursuant to the agreements, in 1997 the Company paid to Messrs. Chung, Chan and Berryessa a base salary of $100,000, $100,000 and $65,000 per year, respectively. Each agreement also provides for the following bonuses: (i) options to purchase 87,500, 87,500 and 25,000 shares of Common Stock of the Company, respectively, exercisable at 120% of the Company's initial public offering price of the Common Stock of the Company which was $6.00, which options were granted on July 30, 1997, and
(ii) $200,000, $200,000 and $100,000, respectively, if all of the warrants issued to the Company's initial public offering are exercised by the holders thereof within the five-year exercise period of such warrants. In addition, the executives are also entitled to certain fringe benefits. If any of Messrs. Chung, Chan or Berryessa is terminated other than for cause, death or disability, the Company is obligated to pay such executive an amount equal to his base salary then in effect for the remaining term of the agreement.

In March 1997, the Company and AC Media, entered into a two-year employment agreement with Jan D. Hutchins effective as of August 5, 1997, the closing date of the Company's initial public offering, pursuant to which Mr. Hutchins serves as President of AC Media and is responsible for supervising the production and marketing of the AC Media's media projects.
 Pursuant to the agreement Mr. Hutchins received an annual base salary of $39,600 in 1997. The employment agreement also provides for the following bonuses: (i) 4,000 shares of Common Stock of the Company upon the public offering, subject to compliance with applicable laws (these shares were issued at no cost to Mr. Hutchins and were capitalized into the Company's film costs, because of Mr. Hutchins contributions to the Company's film production, at their fair market value at the time of issuance);
(ii) options to purchase 20,000 shares of Common Stock of the Company, exercisable at 120% of the public offering price of the Common Stock of the Company which was $6.00, which options were granted on July 30,1997; and (iii) $100,000 in cash if all of the warrants issued to the public in the Company's initial public offering are exercised by the holders thereof within two years of the consummation of the offering. The employment agreement also provides for certain fringe benefits. If Mr. Hutchins is terminated for reasons other than for cause, death or disability, the Company is obligated to pay Mr. Hutchins an amount equal to his base salary then in effect for the remaining term of the agreement. None of the above-referenced employment agreements contain non-competition provisions.

In July 1998, the Company amended its employment agreements with certain of its management as follows: The Employment Agreements with Messrs. Anthony Chan and George Chung were amended to provide for annual salaries of $150,000 and for the granting of 20,000 options per year pursuant to the Company's 1997 Stock Option Plan; the Employment Agreement with Don Berryessa was amended to provide for an annual salary of $105,000 and for the granting of 15,000 options per year pursuant to the Company's 1997 Stock Option Plan; the Employment Agreement with Jan D. Hutchins was amended to provide for an annual salary of $75,000 and for the granting of 10,000 options per year pursuant to the Company's 1997 Stock Option Plan.




                   TRANSACTIONS WITH MANAGEMENT

Messrs. Chung and Chan are the guarantors of two loans from Karen
T.I. Shen and Thomas Jung Woo originally totaling $27,000 and bearing interest at 14% per annum which are due and payable in 1999 and 2000, and are the direct obligors on a loan in the original principal amount of $100,000 from the Michael Triantos M.D. Inc. Money Purchase and Profit Sharing Pension Plans Trust which is being treated as a debt of the Company which loan bears interest at the rate of 12% per annum.

In a letter dated October 29, 1996, the Company agreed to pay Joe and Jennifer Montana, significant stockholders of the Company, $50,000 in cash, payable 30 days prior to the release of the Company's second Fitness Product, entitled "MONTANA EXERCISE VIDEO." In such letter, the Company also agreed to pay, and has paid, Joe and Jennifer Montana an additional $50,000 from the proceeds of the Company's initial public offering and a royalty payment of $1 per video tape sold. See "Business-Fitness Products." Joe and Jennifer Montana have both been training in the Company's karate schools for approximately three years. The "MONTANA EXERCISE VIDEO" stars the former superstar quarterback and his wife Jennifer in a kick-boxing video. Jennifer Montana also co-hosts the Kanga Roddy Series.

In June 1997, Mr. George Chung, the Chairman of the Board, loaned at no interest approximately $17,673 to the Company in order to allow the Company to repay its loan with the Bank of Canton. On July 2, 1997, Mr. Chung also loaned at no interest approximately $35,400 to the Company in order to allow the Company to repay its loan from Silicon Valley Bank. The Company repaid the outstanding principal balance of the June 1997 and July 1997 loans from the proceeds of the Company's initial public offering.

None of the transactions with officers or shareholders of the Company and their affiliates were made on terms less favorable to the Company than those available from unaffiliated parties. In future transactions of this nature, the Company will ensure that more favorable terms are not available to it from unaffiliated third parties before engaging officers or shareholders of the Company or their affiliates.




   DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

        Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Anthony K. Chan, at the Company's principal offices at 1894 The Alameda, Suite 100, San Jose California 95126, no later than November 1, 1999.




                      OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.




          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1998, all Reporting Persons complied with all applicable filing requirements.




          AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

         THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO ANTHONY K. CHAN, AMERICAN CHAMPION ENTERTAINMENT, INC., 1894 THE ALAMEDA, SUITE 100, SAN JOSE CALIFORNIA 95126., TELEPHONE NUMBER (408) 288-8199. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY APRIL 5, 1999.




                           OTHER MATTERS

        The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                     By Order of the Board of Directors,

                                     /s/  ANTHONY K. CHAN, SECRETARY

                                       Anthony K. Chan
                                       Secretary


San Jose, California
March 24, 1999




PROXY                                                               PROXY



                 AMERICAN CHAMPION ENTERTAINMENT, INC.

            PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 5, 1999
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Anthony K. Chan or George Chung, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of American Champion Entertainment, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on May 5, 1999 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

        In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.



                       THIS IS YOUR PROXY CARD
                       YOUR VOTE IS IMPORTANT!


Dear Stockholder:

        We cordially invite you to attend the Annual Meeting of Stockholders of American Champion Entertainment, Inc. to be held at The Fairmont Hotel, 170 South Market Street, San Jose, California on Wednesday, May 5, 1999 at 7:00 p.m. (local time).

        Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-7


1.  ELECTION OF DIRECTORS --

Nominees:                          For            Withhold

Anthony K. Chan                    [_]               [_]

George Chung                       [_]               [_]

Don Berryessa                      [_]               [_]

William T. Duffy                   [_]               [_]

Alan Elkes                         [_]               [_]

Jan D. Hutchins                    [_]               [_]

Ronald M. Lott                     [_]               [_]

E. David Gable                     [_]               [_]



2.  Proposal to approve the increase of the      For    Against   Abstain
number of shares Common Stock issuable under     [_]      [_]       [_]
the Company's 1997 Employee Stock Option
Plan to 4,800,000.


3.  Proposal to approve the increase of the      For    Against   Abstain
number of shares of Common Stock issuable        [_]      [_]       [_]
under the Company's 1997 Non-Employee Stock
Option Plan to 550,000.


4.  Proposal to ratify the Securities Purchase
Agreement, dated January 19, 1999, and all       For    Against   Abstain
transactions contemplated thereby, including     [_]      [_]       [_]
the issuance of an aggregate of $950,000 of convertible debentures, issued in January
1999.


5.  Proposal to ratify the Placement Agent's
Agreement between the Company and JWGenesis
Capital Markets, LLC and all transactions
contemplated thereby, including  the
issuance of a minimum of $700,000 and a          For    Against   Abstain
maximum of $4,500,000 of Units, each Unit        [_]      [_]       [_]
consisting of 50 shares of Series C
Redeemable Convertible Preferred Stock,
$.0001 par value per share, 25,000 Class A
Common Stock Purchase Warrants, and 25,000
Class B Common Stock Warrants at a price of
$50,000 per Unit.


6.  Proposal to approve the amendment of the Company's
Certificate of Incorporation to increase the authorized
amount of capital stock from 23,000,000          For    Against    Abstain
shares to 46,000,000 shares, of which            [_]      [_]        [_]
40,000,000 shall be common stock, $0.0001 par value per share, and 6,000,000 shall be preferred stock, $0.0001 par value per share.


7. Proposal to ratify Moss Adams LLP as          For    Against     Abstain
independent auditors.                            [_]      [_]         [_]


If you plan to attend the Annual Meeting please mark this box    [_]


Dated:________________, 1999

Signature
__________________________________________________________________________

Name (printed)
__________________________________________________________________________

Title
__________________________________________________________________________
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

------------------------------------------------------------




 APPENDIX A

                    SECURITIES PURCHASE AGREEMENT


THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between AMERICAN CHAMPION ENTERTAINMENT, INC., a Delaware corporation, with headquarters located at 1694 The Alameda, Suite 100, San Jose, CA 95126-2219 (the "Company"), and each entity named on a signature page hereto (each, a "Buyer") (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer under such agreement and the Transaction Agreements, as defined below, referred to therein).

                         W I T N E S S E T H:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 7% Convertible Debentures of the Company which will be convertible into shares of Common Stock, $.0001 par value per share of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Convertible Debentures, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock (the "Warrant Shares"), and subject to acceptance of this Agreement by the Company;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      AGREEMENT TO PURCHASE; PURCHASE PRICE.

a. Purchase; Certain Definitions. (i) The undersigned hereby agrees to initially purchase from the Company 7% Convertible Debentures in the principal amount set forth on the Buyer's signature page of this Agreement (the "Debentures"), out of a total offering of $950,000 of such Debentures, and having the terms and conditions and being in the form attached hereto as Annex I. The purchase price for the Debentures shall be as set forth on the signature page hereto and shall be payable in United States Dollars.


(ii) As used herein, the term "Securities" means the Debentures, the Common Stock issuable upon conversion of the Debentures, the Warrants and the Warrant Shares.

(iii) As used herein, the term "Purchase Price" means the purchase price for the Debentures.

(iv) As used herein, the term "Closing Date" means the date of the closing of the purchase and sale of the Debentures, as provided herein.

(v) As used herein, the term "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights
Agreement defined below).

(vi)    As used herein, the term "Market Price of the Common
Stock" means (x) the average closing bid price of the Common Stock for the five (5) trading days ending on the trading day immediately before the date indicated in the relevant provision hereof (unless a different relevant period is specified in the relevant provision), as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the lowest trade price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

b.      Form of Payment; Delivery of Debentures.

(i) The Buyer shall pay the Purchase Price for the Debentures by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions") on the date prior to the Closing Date.

(ii) No later than the Closing Date, but in any event promptly following payment by the Buyer to the Escrow Agent of the Purchase Price, the Company shall deliver the Debentures and the Warrants, each duly executed on behalf of the Company, to the Escrow Agent.

(iii) By signing this Agreement, each of the Buyer and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow
Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

c.      Method of Payment.  Payment into escrow of the Purchase
Price shall be made by wire transfer of funds to:

Bank of New York
350 Fifth Avenue
New York, New York 10001


ABA# 021000018
For credit to the account of Krieger & Prager, Esqs.

Account No.: [To be provided to the Buyer by Krieger &  Prager]

Not later than 5:00 p.m., New York time, on the date which is two (2) New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the Purchase Price for the Debentures in currently available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

d. Escrow Property. The Purchase Price and the Debentures and Warrants delivered to the Escrow Agent as contemplated by Sections 1(b) and (c) hereof are referred to as the "Escrow Property."

2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement (as that term is defined in the Registration Rights Agreement defined below), the Buyer is purchasing the Debentures and the Warrants and will be acquiring the shares of Common Stock issuable upon conversion of the Debentures (the "Converted Shares") and the Warrant Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

c. All subsequent offers and sales of the Debentures and the shares of Common Stock representing the Converted Shares and the Warrant Shares (such Common Stock sometimes referred to as the "Shares") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.


d. The Buyer understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Debentures. The Buyer represents and warrants that the address of its principal place of business is as set forth on the Buyer's signature page of this Agreement.

e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and the offer of the Shares which have been requested by the Buyer, including Annex V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, (2) Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, (3) Proxy Statements for the Company's annual meeting of shareholders held on May 29, 1998 and special meeting of shareholders held September 23, 1998 and (4) Registration Statement on Form S-3/A filed with the SEC on December 23, 1998 (the "Company's SEC Documents").

f. The Buyer understands that its investment in the Securities involves a high degree of risk.

g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.


i. Notwithstanding the provisions hereof or of the Debentures, in no event (except (i) with respect to an automatic conversion, if any, of a Debenture as provided in the Debentures, (ii) as specifically provided in a Debenture as an exception to this provision, or
(iii) if the Company is in default under any Debenture or any of the Transaction Agreements, as defined below and the Buyer has asserted such default) shall the holder be entitled to convert any Debenture to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Buyer upon such conversion). For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Buyer further agrees that if the Buyer transfers or assigns any of the Debentures to a party who or which would not be considered such an affiliate, such transfer or assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 2(i) as if such transferee or assignee were a signatory to this Agreement.

3.      COMPANY REPRESENTATIONS, ETC.

The Company represents and warrants to the Buyer that, except as provided in Annex V hereto:

a.      Concerning the Debentures and the Shares.   There are no
preemptive rights of any stockholder of the Company, as such, to acquire the Debentures, the Warrants or the Shares.

b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on The NASDAQ/SmallCap Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

c. Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debentures and to issue the Warrant Shares. The Converted Shares and the Warrant Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debentures or upon exercise of the Warrants, each in accordance with its respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.


d.      Securities Purchase Agreement; Registration Rights
Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Debentures, the Warrants and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except such conflict, breach or default which would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or on the transactions contemplated herein.

f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained or that are contemplated by this Agreement to be obtained on a date after the date hereof.

g. SEC Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Except for certain filings required to be filed by persons subject and pursuant to
Section 16 of the 1934 Act, the Company has since August 1, 1997 timely filed all requisite forms, reports and exhibits thereto with the SEC.


h. Absence of Certain Changes. Since January 1, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the Company's SEC Documents. Since January 1, 1998, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

i.      Full Disclosure.  There is no fact known to the Company
(other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the agreements contemplated hereby (collectively, including this Agreement, the "Transaction Agreements"), or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyer in the Transaction Agreements.

j. Absence of Litigation. Except as set forth in the Company's SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business or financial condition, or results of operation of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

k.      Absence of Events of Default.  Except as set forth in
Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

l.      Prior Issues.  During the twelve (12) months preceding
the date hereof, the Company has not issued any convertible securities. The presently outstanding unconverted principal amount of each such
issuance as at January      , 1999 are set forth in Annex V.


m.      No Undisclosed Liabilities or Events.  The Company has
no liabilities or obligations other than those disclosed in the Company's SEC Documents or those incurred in the ordinary course of the Company's business since January 1, 1998, and which individually or in the aggregate, do not or would not have a material adverse effect on the properties, business, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole. Except for the transactions contemplated by the Transaction Agreements, no event or circumstances has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company
but which has not been so publicly announced or disclosed.   There are no
proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

n. No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

o. No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since July 1, 1998 made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

p. Dilution. The number of Shares issuable upon conversion of the Debentures and the exercise of the Warrants may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to the conversion of the Debentures. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Debentures and upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

4.      CERTAIN COVENANTS AND ACKNOWLEDGMENTS.


a. Transfer Restrictions. The Buyer acknowledges that (1) the Debentures have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

b. Restrictive Legend. The Buyer acknowledges and agrees that the Debentures and the Warrants, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD
OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE
REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION
OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE
CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

d. Filings and Shareholder Consent. (i) The Company undertakes and agrees to make all necessary filings in connection with the sale of the Debentures to the Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.


(ii) The Company undertakes and agrees to take all steps necessary to have a vote of the shareholders of the Company regarding authorization of the Company's issuance to the holders of the Debentures of shares of Common Stock in excess of twenty percent (20%) of the outstanding shares of Common Stock on the Closing Date on or before the Meeting Date (as defined below) in accordance with NASDAQ Rule 4310(c)(25)(H)(i)(d)(2). The term "Meeting Date" means the date of the Company's Annual Meeting of Shareholders, currently anticipated to be held on or about April 14, 1999. The Company will recommend to the shareholders that such authorization be granted and will seek proxies from shareholders not attending the meeting (if such meeting is required to effectuate such authorization) naming a director or officer of the Company as such shareholder's proxy and directing the proxy to vote, or giving the proxy the authority to vote, in favor of such authorization. Upon determination that the shareholders have voted in favor of such authorization, the Company shall cause its counsel to issue to the Buyer an unqualified opinion (the "Authorization Opinion") that such authorization has been duly adopted by all necessary corporate action of the Company and that the Company will be able to issue, without restriction as to the number of such shares, all shares of Common Stock as may be issuable upon conversion of the Debentures and without any limits imposed by the Cap Regulations (as defined in the Debentures) adopted on or before and in effect on the date of the Authorization Opinion. The Authorization Opinion shall state that the Buyer may rely thereon in connection with the transactions contemplated by this Agreement and the other Transaction Agreements regarding its holdings of the Debentures.
If, for any reason, (x) the Authorization Opinion is not issued within five (5) business days after such meeting, (y) the meeting is not held by the Meeting Date or (z) the requisite shareholder approval is not obtained at the meeting, the Conversion Rate shall be adjusted to ninety percent (90%) of what the Conversion Rate would have been in the absence of this provision.

(iii) In furtherance of the provisions of the immediately preceding subparagraph (ii) hereof, the Company (a) commits to using its best efforts to obtain any shareholder authorization contemplated by said subparagraph (ii), and (b) represents to the Buyer that the Company has obtained the binding irrevocable commitment or proxy (each, a "Principal Voter Proxy") of each Principal Voter (as defined below) that such Principal Voter will vote in favor of any shareholder authorization contemplated by said subparagraph (ii). Each Principal Voter Proxy shall be issued in favor of the Buyer or the Buyer's designee and shall state that, among other things, as a result of the Principal Voter's direct or indirect relationship to the Company on the date the Principal Voter Proxy is given, such Principal Voter Proxy is deemed coupled with an interest in favor of the Buyer. A "Principal Voter" is a person who meets any one or more of the following criteria: (A) a person who is a director or principal officer of the Company (each, a "Company Principal") and who, directly or indirectly, holds any shares of Common Stock of the Company;
(B) a spouse of a Company Principal who resides in the household of the Company Principal (a "Principal's Spouse") and who, directly or indirectly, holds any shares of Common Stock of the Company, (C) a parent, sibling or child of a Company Principal who resides in the household of a Company Principal or of a Principal's Spouse (each, a "Principal's Relative") and who, directly or indirectly, holds any shares of Common Stock or (D) any other person or entity, including, without limitation, for profit or non-profit corporations, partnerships and trusts, whose voting rights regarding Common Stock of the Company is subject to the direction, control or other influence of any Company Principal, Principal's Spouse or Principal's Relative. The Company will deliver such Principal Voter Proxies to the Buyer or the Buyer's designee within ten
(10) business days after the Closing Date.


e. Reporting Status. So long as the Buyer beneficially owns any of the Debentures, the Company shall file all reports required to be filed by the Company with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not voluntarily terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.
 The Company will take all reasonable action under its control to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on The NASDAQ SmallCap Market and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD") or The NASDAQ SmallCap Market.

f.      Use of Proceeds.    The Company shall use the proceeds
from the sale of the Debentures (excluding amounts paid by the Company for legal fees, finder's fees and escrow fees in connection with the sale of the Debentures) for internal working capital purposes, and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person, including any of its affiliates, or to repay any debt to any of its affiliates.

g. Certain Agreements. The Company covenants and agrees that it will not, without the prior written consent of the Buyer, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock with any third party on any date which is prior to one hundred twenty (120) days after the Effective Date . The foregoing provision shall not restrict the Company from issuing shares of Common Stock upon the exercise of (x) certain warrants for the purchase of up to approximately 1,755,000 outstanding as of the date hereof and (y) certain options granted or be granted pursuant to the 1997 Stock Option Plan or the 1997 Non-Employee Directors Stock Option Plan.

h. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield two hundred percent (200%) of the number of shares of Common Stock issuable (i) at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Debentures and (ii) upon exercise as may be required to satisfy the exercise rights of the Buyer pursuant to the terms and conditions of the Warrants.

i. Warrants. The Company agrees to issue to the Buyer on the Closing Date transferable, divisible warrants (the "Warrants") for the purchase of two thousand seven hundred fifty (2,750) shares of Common Stock for every $100,000 principal of Debentures purchased by the Buyer.
 The Warrants shall bear an exercise price equal to one hundred fifteen percent (115%) of the Market Price of the Common Stock on the Closing
Date. The Warrants will expire on the third anniversary of the Closing Date. The Warrants shall be in the form annexed hereto as Annex VI, together with registration rights as provided in the Registration Rights Agreement.

5.      TRANSFER AGENT INSTRUCTIONS.


a. Promptly following the delivery by the Buyer of the Purchase Price for the Debentures in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Debentures in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Debentures. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to
Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.
 If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Converted Shares or the Warrant Shares, as the case may be, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

b. Subject to the completeness and accuracy of the Buyer's representations and warranties herein, upon the conversion of any Debentures by a person who is a non-U.S. Person, and following the expiration of any then applicable Restricted Period (as those terms are defined in Regulation S), the Company, shall, at its expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates without restrictive legend or stop orders in the name of Buyer (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Buyer) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Nothing in this Section 5, however, shall affect in any way Buyer's or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

c. (i) Subject to the provisions of this Agreement and of the Debentures, the Company will permit the Buyer to exercise its right to convert the Debentures by telecopying or delivering an executed and completed Notice of Conversion to the Company and delivering within five
(5) business days thereafter, the original Debentures being converted to the Company by express courier, with a copy to the transfer agent.

(ii) The term "Conversion Date" means, with respect to any conversion elected by the holder of the Debentures, the date specified in the Notice of Conversion, provided the copy of the Notice of Conversion is telecopied to or otherwise delivered to the Company in accordance with the provisions hereof so that it is received by the Company on or before such specified date.


(iii) The Company will transmit the certificates representing the Converted Shares issuable upon conversion of any Debentures (together with Debentures not being so converted) to the Buyer at the address specified in the Notice of Conversion (which may be the Buyer's address for notices as contemplated by Section 11 hereof or a different address), via express courier, by electronic transfer or otherwise, within five (5) business days if the address for delivery is in the United States and within seven (7) business days if the address for delivery is outside the United States (such fifth business day or seventh business day, as the case may be, the "Delivery Date") after (A) the business date on which the Company has received both of the Notice of Conversion (by facsimile or other delivery) and the original Debentures being converted (and if the same are not delivered to the Company on the same date, the date of delivery of the second of such items) or (B) the date an interest payment on the Debenture, which the Company has elected to pay by the issuance of Common Stock, as contemplated by the Debentures, was due.

d. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond the Delivery Date):

                                Late Payment For Each $10,000
                                of Debenture Principal
No. Business Days Late          Amount Being Converted


1                                       $100
2                                       $200
3                                       $300
4                                       $400
5                                       $500
6                                       $600
7                                       $700
8                                       $800
9                                       $900
10                                      $1,000
>10                                     $1,000 +$200 for each Business
                                        Day Late beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver the Common Stock to the Buyer. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock by close of business on the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.


e. If, by the relevant Delivery Date, the Company fails for any reason to deliver the Shares to be issued upon conversion of a Debenture and after such Delivery Date, the holder of the Debentures being converted (a "Converting Holder") purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the "Sold Shares"), which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Company shall pay to the Converting Holder, in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Converting Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Converting Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the foregoing, if the Converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

f. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Buyer and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Buyer thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Buyer by crediting the account of Buyer's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

g. The Company will authorize its transfer agent to give information relating to the Company directly to the Buyer or the Buyer's representatives upon the request of the Buyer or any such representative.
 The Company will provide the Buyer with a copy of the authorization so given to the transfer agent.

6.      DELIVERY INSTRUCTIONS.

The Debentures shall be delivered by the Company to the Escrow
Agent pursuant to Section 1(b) hereof, on a delivery against payment basis, subject to the specific provisions hereof, no later than on the Closing Date.

7.      CLOSING DATE.

a. The Closing Date shall occur on the date which is the first NYSE trading day after the fulfillment or waiver of all closing conditions pursuant to Sections 8 and 9 hereof or such other date and time as is mutually agreed upon by the Company and the Buyer.


b. The closing of the purchase and issuance of Debentures shall occur on the Closing Date at the offices of the Escrow Agent and shall take place no later than 12:00 Noon, New York time, on such day or such other time as is mutually agreed upon by the Company and the Buyer.

c. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Property only upon satisfaction of the conditions set forth in Sections 8 and 9 hereof.

8.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The Buyer understands that the Company's obligation to sell the Debentures to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon:

a. The execution and delivery of this Agreement by the Buyer;

b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price for the Debentures in accordance with this Agreement;

c. The accuracy on such Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

9.      CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that the Buyer's obligation to purchase the Debentures on the Closing Date is conditioned upon:

a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company;

b. Delivery by the Company to the Escrow Agent of the Debentures and Warrants in accordance with this Agreement;

c.      The accuracy in all material respects on such Closing
Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

d. On such Closing Date, the Registration Rights Agreement shall be in full force and effect and the Company shall not be in default thereunder;

e. On such Closing Date, the Buyer shall have received an opinion of counsel for the Company, dated such Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in Annex III attached hereto;

f. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

g. From and after the date hereof to and including the Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on the New York Stock Exchange or The NASDAQ/SmallCap Market shall not have been suspended or limited, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyer makes it impracticable or inadvisable to purchase the Debentures.


10.     GOVERNING LAW:  MISCELLANEOUS.

a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.


g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

 i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

(b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):



COMPANY:        AMERICAN CHAMPION ENTERTAINMENT, INC.
                    1694 The Alameda, Suite 100
                    San Jose, CA 95126-2219
                    Attn: Anthony K. Chan, President
                    Telephone No.: (408) 288-8199
                    Telecopier No.: (408) 288-8098

                    with a copy to:

                    Preston Gates & Ellis LLP
                    One Maritime Plaza, Suite 2400
                    San Francisco, CA 94111
                    Attn: Lawrence B. Low, Esq.
                    Telephone No.: (415) 788-8822
                    Telecopier No.: (415) 788-8819




BUYER:   At the address set forth on the signature page of this Agreement.

                    with a copy to:

                    Krieger & Prager, Esqs.
                    319 Fifth Avenue
                    New York, New York 10016
                    Telephone No.: (212) 689-3322
                    Telecopier No.  (212) 213-2077

ESCROW AGENT:       Krieger & Prager, Esqs.
                    319 Fifth Avenue
                    New York, New York 10016
                    Telecopier No.  (212) 213-2077
                    Telephone No.: (212) 689-3322

12.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The
Company's and the Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Debentures and payment of the Purchase Price, and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.


IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

AMOUNT AND PURCHASE PRICE OF DEBENTURES:                $


                      SIGNATURES FOR ENTITIES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this ________ day of ___________________, 1999.


________________________               ____________________________

Address                                 Printed Name of Subscriber
________________________________
                                             By:___________________________
Telecopier No. _________________            (Signature of Authorized Person)

                                               ____________________________
                                                  Printed Name and Title
________________________________
Jurisdiction of Incorporation
or Organization

 As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

AMERICAN CHAMPION ENTERTAINMENT, INC.


By:_____________________________

Title:__________________________
Date:___________________________


List of Purchasers:                              Amount

The Endeavour Capital Fund S.A.                 $250,000

Amro International, S.A.                        $200,000

Canadian Advantage L.P.                         $300,000

Olympia Partners, LLC                           $200,000





                       FORM OF DEBENTURE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

NNo.    99-                               US $


               AMERICAN CHAMPION ENTERTAINMENT, INC.

           7% CONVERTIBLE DEBENTURE DUE JANUARY 1, 2002

THIS DEBENTURE is one of a duly authorized issue of up to $950,000 in Debentures of AMERICAN CHAMPION ENTERTAINMENT, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company") designated as its 7% Convertible Debentures. Such Debentures may be issued in series, each of which may have a different maturity date, but which otherwise have substantially similar terms.


FOR VALUE RECEIVED, the Company promises to pay to ___________________ ____________________, the registered holder hereof (the "Holder"), the principal sum of _______________________________ and 00/100 Dollars (US
$ _____________ ) on January 1, 2002 (the "Maturity Date")
and to pay interest on the principal sum outstanding from time to time in arrears (i) semi-annually, on the last day of June and December of each year prior to the Maturity Date, (ii) upon conversion as provided herein or (iii) on the Maturity Date, at the rate of 7% per annum accruing from the date of initial issuance of this Debenture. Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for. Subject to the provisions of Section 4 below (the terms of which shall govern as if this sentence were not included in this Debenture), prior to the Maturity Date, interest on this Debenture is payable, at the option of the Company, in shares of Common Stock of the Company, $.0001 par value ("Common Stock") at the Conversion Rate (as defined below) in effect on the date of payment, or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time.

This Debenture is subject to the following additional provisions:

1. The Debentures are issuable in denominations of Ten Thousand Dollars (US$10,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Securities Purchase Agreement (defined below). In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

4.      A.      The Holder of this Debenture is entitled, at its option,
subject to the following provisions of this Section 4, to convert this Debenture at any time into shares of Common Stock of the Company at a conversion price for each share of Common Stock ("Conversion Rate") equal to the lower of (i) seventy-five percent (75%) of the Market Price (as defined below) on the Conversion Date (as defined below) or (ii) one hundred seventeen and one-half percent (117.5%) of the Market Price on the Closing Date (as defined in the Securities Purchase Agreement).


B. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company's transfer agent, Continental Stock Transfer & Trust Company, 2 Broadway, New York, NY 10004, telephone
(212) 509-4000, facsimile (212) 509-5150, accompanied by or preceded by facsimile or other delivery of the form of conversion notice attached hereto as Exhibit A, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion or to the date contemplated by clause (i) of the second paragraph of this Debenture shall, at the option of the Holder, be paid in cash or Common Stock at the Conversion Rate then applicable as of the Conversion Date or the periodic interest payment date, as the case may be. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company so that it is received by the Company on or before such specified date, provided that the Holder shall deliver to the Company's transfer agent or the Company the original Debentures being converted within five (5) business days thereafter (and if not so delivered within such time, the Conversion Date shall be the date on which the Notice of Conversion and the original Debentures being converted are received by the Company). Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (408) 288-8098; Attn: Anthony K. Chan, President. Certificates representing Common Stock upon conversion will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Buyer's address for notices as contemplated by Section 11of the Securities Purchase Agreement or a different address), via express courier, by electronic transfer or otherwise, within five (5) business days if the address for delivery is in the United States and within seven (7) business days if the address for delivery is outside the United States from the date which is the later of the date the Notice of Conversion is delivered to the Company as contemplated in the first sentence of this paragraph B or the date the original Debenture is delivered to the Company's transfer agent or the Company.

C. For purposes of this Debenture, the term "Market Price" shall mean (x) the average closing bid price of the Common Stock as reported by Bloomberg, LP or the average closing bid price on the over-the-counter market, (i) if a period of time of more than one day is specified in the relevant provision of this Debenture, for such period, and (ii) if no period of time is specified in the relevant provision of this Debenture, then for the five (5) trading days ending on the trading day immediately preceding the relevant date, or (y) if the Common Stock is listed on a stock exchange, the lowest trade price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

D. Any principal amount of this Debenture not previously converted or redeemed as of the Maturity Date, shall be deemed to be automatically converted, without further action of any kind (including, but not necessarily limited to, the giving of a Notice of Conversion) by the Holder, as of the Maturity Date at the Conversion Rate applicable on the Maturity Date ("Mandatory Conversion").


E. Notwithstanding any other provision of this Debenture or of the other Transaction Agreements (as defined in the Securities Purchase Agreement) to the contrary, in no event (except (i) with respect to a Mandatory Conversion or other automatic conversion, if any, of the Debenture as provided herein, (ii) as specifically provided in this Debenture as an exception to this provision, or (iii) if the Company is in default under this Debenture or any of the other Transaction Agreements and the Holder has asserted such default) shall the Holder be entitled to convert this Debenture to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Buyer upon such conversion). For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Holder, by accepting this Debenture, further agrees that if the Holder transfers or assigns any of the Debentures to a party who or which would not be considered such an affiliate, such transfer or assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 4(d) as if such transferee or assignee were the original Holder hereof.

5.      A.      Notwithstanding any other provision hereof to the
contrary, at any time prior to the Conversion Date, the Company shall have the right to redeem all or any portion of the then outstanding principal amount of the Debentures then held by the Holder in cash for an amount (the "Redemption Amount") equal to (a) one hundred twenty-twenty-two and one-half percent (122.5%) of such outstanding principal of the Debentures plus (b) all accrued but unpaid interest thereon through the date the Redemption Amount is paid to the Holder (the "Redemption Payment Date").

B.      The Company shall give written notice of such redemption
to the Holder (the "Notice of Redemption"). Anything in the preceding provisions of this Section 5 to the contrary notwithstanding, the Redemption Amount shall, unless otherwise agreed to in writing by the Holder after receiving the Notice of Redemption, be paid to the Holder in good funds within three (3) business days from the date of the Notice of
 Redemption.   After receiving a Notice of Redemption, the Holder shall no longer have the right to issue a Notice of Conversion without the consent of the Issuer. If prior to receiving a Notice of Redemption, the Holder had issued a Notice of Conversion, the Holder will have the right to cancel such Notice of Conversion by written notice to the Company. If such previously given Notice of Conversion is not so canceled, the Company shall honor such Notice of Conversion and the Notice of Redemption shall not apply to the principal portion of the Debenture thereby being converted.

C. In the event payment of the Redemption Amount is not timely made, any rights of the Company to redeem outstanding Debentures shall terminate, and the Notice of Redemption shall be null and void.

D. Any redemption contemplated by this Debenture shall be made only in cash by the payment of immediately available good funds to the Holder.


6. The Holder recognizes that the Company may be limited in the number of shares of Common Stock it may issue by virtue of (i) the number of authorized shares or (ii) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, including, but not necessarily limited to, NASDAQ Rule 4310(c)(25)(H)(i)(d)(2) (collectively, the "Cap Regulations"). Without limiting the other provisions hereof, (i) the Company will take all steps reasonably necessary to be in a position to issue shares of Common Stock on conversion of the Debentures without violating the Cap Regulations and
(ii) if, despite taking such steps, the Company still can not issue such shares of Common Stock without violating the Cap Regulations, the Holder of this Debenture (to the extent the same can not be converted in compliance with the Cap Regulations (an "Unconverted Debenture"), shall have the option, exercisable in the Holder's sole and absolute discretion, to elect any one of the following remedies:

(x) require the Company to issue shares of Common Stock in accordance with such Holder's Notice of Conversion relating to the Unconverted Debenture at a conversion purchase price equal to the average of the lowest trade price per share of Common Stock for any five (5) consecutive trading days (subject to the equitable adjustments for certain events occurring during such period as provided in this Debenture) during the sixty (60) trading days immediately preceding the date of the Notice of Conversion; or

(y) require the Company to redeem each Unconverted
Debenture for an amount (the "Cap Redemption Amount") equal to:

               V            x               M
            --------
              CP

where:

"V" means the outstanding principal plus accrued interest through the Cap Redemption Date (as defined below) of an Unconverted Debenture;

"CP" means the Conversion Rate in effect on the date of redemption (the "Cap Redemption Date") specified in the notice from the Holder electing this remedy; and

"M" means the highest Market Price during the period beginning on the Cap Redemption Date and ending on the date of payment of the Cap Redemption Amount.

The holder of an Unconverted Debenture may elect one of the above remedies with respect to a portion of such Unconverted Debenture and the other remedy with respect to other portions of the Unconverted Debenture.


7.      Subject to the terms of the Securities Purchase Agreement,
dated January       , 1999 (the "Securities Purchase Agreement"), between
the Company and the Holder (or the Holder's predecessor in interest), no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

8. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

9. The Company agrees that for as long as this Debenture remains outstanding, the Company will not, without the consent of the Holder, enter into a merger or consolidation with another corporation or other entity (other than by or through a wholly-owned subsidiary of the Company), or a sale or sale or transfer of all or substantially all of the
assets of the Company to another person (collectively, a "Sale").   If,
with such consent, the Company enters into a Sale and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such Sale, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any such proposed Sale, (i) the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company, but (ii) in the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture by paying the Redemption Amount contemplated by Section 5 hereof, less all amounts required by law to be deducted, upon which tender of payment following such notice (which payment shall be made in the manner contemplated by Section 5 hereof), the right of conversion shall terminate.


10. The Company agrees that for as long as this Debenture remains outstanding, the Company will not, without the consent of the Holder, spin off or otherwise divest itself of a part of its business or operations or dispose all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company. If, for any reason, prior to the Conversion Date or the Redemption Payment Date, the Company, with the consent of the Holder, consummates a Spin Off, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's Debentures outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Debentures") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Debentures, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the principal amount of the Outstanding Debentures then being converted, and (II) the denominator is the principal amount of the Outstanding Debentures. In addition, the Floor Price shall be revised to be an amount equal to (q) the Floor Price immediately prior to the Record Date, multiplied by (r) a fraction, the numerator of which is the Market Price on the eleventh trading day after the Record Date and the denominator of which is the Market Price on the Record Date.

11. If, at any time while any portion of this Debenture remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock, the Market Price as of the Issue Date and the Floor Price shall be equitably adjusted to reflect such action. By way of illustration, and not in limitation, of the foregoing (i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such split, the Market Price as of the Issue Date shall be deemed to be one-half of what it had been calculated to be immediately prior to such split and the Floor Price shall be deemed to be one-half of what it had been immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such reverse split, the Market Price as of the Issue Date shall be deemed to be ten times what it had been calculated to be immediately prior to such split and the Floor Price shall be deemed to be ten times what it had been immediately prior to such split; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such dividend, the Market Price as of the Issue Date shall be deemed to be the amount of such Market Price calculated immediately prior to such record date multiplied by a fraction, of which the numerator is the number of shares (10) for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon (11) and the Floor Price shall be deemed to be the Floor Price immediately prior to such record date multiplied by the same fraction.

12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.


13. This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under any of this Debenture.

14.     The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of five (5) business days; or

b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in any material respect at the time made; or

c:      Subject to the terms of the Securities Purchase
Agreement, the Company fails to authorize or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration
Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this Debenture, the Agreement or the Registration Rights, and any such failure shall continue uncured for five (5) business days; or

d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Debenture in this series and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or


e. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Securities Purchase Agreement or the Registration
Rights Agreement and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure (other than a failure to cause the Registration Statement to become effective no later than the Required Effective Date, as defined and provided in the Registration Rights
Agreement, as to which no such cure period shall apply);
or

f. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

g. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

h. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

i. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand
($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

j. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

k. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of ten (10) trading days.


Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

15. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

16. In the event for any reason, any payment by or act of the Company or the Holder shall result in payment of interest which would exceed the limit authorized by or be in violation of the law of the jurisdiction applicable to this Debenture, then ipso facto the obligation of the Company to pay interest or perform such act or requirement shall be reduced to the limit authorized under such law, so that in no event shall the Company be obligated to pay any such interest, perform any such act or be bound by any requirement which would result in the payment of interest in excess of the limit so authorized. In the event any payment by or act of the Company shall result in the extraction of a rate of interest in excess of a sum which is lawfully collectible as interest, then such amount (to the extent of such excess not returned to the Company) shall, without further agreement or notice between or by the Company or the Holder, be deemed applied to the payment of principal, if any, hereunder immediately upon receipt of such excess funds by the Holder, with the same force and effect as though the Company had specifically designated such sums to be so applied to principal and the Holder had agreed to accept such sums as an interest-free prepayment of this Debenture. If any part of such excess remains after the principal has been paid in full, whether by the provisions of the preceding sentences of this Section 16 or otherwise, such excess shall be deemed to be an interest-free loan from the Company to the Holder, which loan shall be payable immediately upon demand by the Company. The provisions of this Section 16 shall control every other provision of this Debenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: __________________, 1999

                               AMERICAN CHAMPION ENTERTAINMENT, INC.

                               By:__________________________________

                               _____________________________________
                               (Print Name)

                               _____________________________________
                               (Title)



                            EXHIBIT A


                       NOTICE OF CONVERSION
                              OF
             7% CONVERTIBLE DEBENTURE DUE JANUARY 1, 2002

(To be Executed by the Registered Holder in order to Convert the Debenture)



The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of AMERICAN CHAMPION ENTERTAINMENT, INC. (the "Company") according to the conditions thereof, as of the date written below.


Conversion Date*

 ___________________________________________________________________

Applicable Conversion Price

__________________________________________________________


Signature

__________________________________________________________________________
[Name]


Address:

__________________________________________________________________________

__________________________________________________________________________




* This original Debenture must be received by the Company or its transfer agent by the fifth business date following the Conversion Date.






List of debentures:                              Amount

The Endeavour Capital Fund S.A.                 $250,000

Amro International, S.A.                        $200,000

Canadian Advantage L.P.                         $300,000

Olympia Partners, LLC                           $200,000




                          FORM OF WARRANT

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                  AMERICAN CHAMPION ENTERTAINMENT, INC.

                    COMMON STOCK PURCHASE WARRANT

1.      Issuance; Certain Definitions.

In consideration of good and valuable consideration, the
receipt of which is hereby acknowledged by AMERICAN CHAMPION
ENTERTAINMENT, INC. a Delaware corporation (the "Company"),
                           or registered assigns (the "Holder") is hereby
granted the right to purchase at any time until 5:00 P.M., New York City time, on January 31, 2002 (the "Expiration Date"),
Thousand  (             )(2)  fully paid and nonassessable shares of the
Company's Common Stock, par value $.0001 per share (the "Common Stock") at an initial exercise price per share (the "Exercise Price") of $________ (3)
   ,  subject to further adjustment as set forth herein.

2. Exercise of Warrants. This Warrant is exercisable in whole or in part at any time and from time to time at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6.      Protection Against Dilution.

6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted Exercise Price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total Exercise Price before adjustment.

(2) Two Thousand seven hundred fifty (2,750) for every $100,000 principal of Debentures purchased

(3) Price to be filled in equal to 125% of average closing bid price of Common Stock for 5 trading days ending on date before Closing Date.

6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then


(a)  the Company shall cause (i) to be reserved Spin Off
Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

(b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the Common Stock (as defined below) for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date. As used herein, the term "Average Market Price of the Common Stock" means the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market for the relevant period.

7.      Transfer to Comply with the Securities Act; Registration
Rights.

(a)  This Warrant has not been registered under the Securities
Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.


(b) Reference is made to the Registration Rights Agreement of even date herewith, to which the Company and the Holder (or Holder's direct or indirect assignor, if any) are parties (the "Registration Rights Agreement"). The Warrant Shares are Registrable Securities, as that term is used in the Registration Rights Agreement. Subject to the provisions of the Registration Rights Agreement, the Company agrees to file an amendment, which shall include the Warrant Shares, to its registration statement on Form S-3 (as so amended, the "Registration Statement"), pursuant to the Act, by the Required Filing Date and to have the registration of the Warrant Shares completed and effective by the Required Effective Date (as those terms are defined in the Registration Rights Agreement).

8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

(i)     if to the Company, to:

AMERICAN CHAMPION ENTERTAINMENT, INC.
1694 The Alameda, Suite 100
San Jose, CA 95126-2219
Attn: Anthony K. Chan, President
Telephone No.: (408) 288-8199
Telecopier No.: (408) 288-8098

with a copy to:

Preston Gates & Ellis LLP
One Maritime Plaza, Suite 2400
San Francisco, CA 94111
Attn: Lawrence B. Low, Esq.
Telephone No.: (415) 788-8822
Telecopier No.: (415) 788-8819

(ii)    if to the Holder, to:




ATTN:
Telephone No.: (     )      -
Telecopier No.: (     )      -

with a copy to:

Krieger & Prager, Esqs.
319 Fifth Avenue
New York, New York 10016
Telephone No.: (212) 689-3322
Telecopier No.  (212) 213-2077


Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

9.      Supplements and Amendments; Whole Agreement.  This
Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the __ th day of _____________ 1999.


                              AMERICAN CHAMPION ENTERTAINMENT, INC.

                               By:_________________________________
                                  Name:
                                  Its:

Attest:

________________________
Name:
Title:




                   NOTICE OF EXERCISE OF WARRANT

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of
        , 1999, to purchase          shares of the Common Stock, par value
$.0001 per share, of AMERICAN CHAMPION ENTERTAINMENT, INC. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

Please deliver the stock certificate to:







Dated:______________________




By:__________________________________



       CASH:   $ _______________________




                                  Number of        Exercise
List of warrant holders:          Shares           Price        Expiration

The Endeavour Capital Fund S.A.   6,875            $2.1406      Jan 31, 2002

Amro International, S.A.          5,500            $2.1406      Jan 31, 2002

Canadian Advantage L.P.           8,250            $2.1406      Jan 31, 2002

Olympia Partners, LLC             5,500            $2.1406      Jan 31, 2002

JW Genesis Financial Corporation 35,000            $2.1406      Jan 31, 2002








APPENDIX B


February 19, 1999

American Champion Entertainment, Inc.
1694 The Alameda Suite 100
San Jose, CA 95126-2219

Attention:      Mr. Anthony K. Chan
                Chief Executive Officer and President

Gentlemen:

Reference is made to recent discussions between JWGenesis Capital Markets, LLC ("JWGenesis") and American Champion Entertainment, Inc. and its affiliates and related entities (collectively, the "Company") relating to a proposed private placement offering (the "Private Placement") of up to a maximum of $4.5 million of securities of the Company which are described on the term sheet attached as Appendix B (the "Securities"). Based upon discussions between JWGenesis and the Company and other materials which the Company has submitted to JWGenesis and representations which the Company has made to JWGenesis describing the Company and its principals, operations and financial condition and the present and proposed business activities of the Company, JWGenesis hereby confirms in principle in this engagement agreement (the "Agreement") its interest in serving as placement agent, on a "best efforts" basis, for the Private Placement of the Company's Securities, upon the following basic terms and conditions.

1. Subject to the completion of JWGenesis' due diligence investigation of the Company to JWGenesis' satisfaction (as to which JWGenesis shall be the sole judge), JWGenesis will serve as placement agent, on a "best efforts" basis, for a Private Placement of $2.0 to $4.5 million of securities of the Company.

2. The Private Placement will be offered only to "accredited investors" as defined in Regulation D promulgated under the Securities Act of 1.933, as amended (the "Act"). The Securities may be sold in one or more closings.

3. Immediately prior to the Private Placement, there will be issued and outstanding no more than 5,696,470 of shares of common stock of the Company (the "Common Stock") as well as $950,000 of convertible debentures and other securities of the Company as shall be acceptable to JWGenesis. In addition, the Company will have authorized an employee and director stock option plan (the "Stock Option Plan") under which 850,000 options shall be reserved for future issuance to employees and directors. The Company has further advised JWGenesis that immediately prior to the Private Placement contemplated herein there will be no other capital stock issued and outstanding, nor will there be outstanding any rights to acquire, commitments to issue or securities convertible into capital stock, other than as permitted by JWGenesis. The Company agrees that, for a period from the date hereof until twelve months after the final closing of the Private Placement (the "Final Closing"), the Company will not grant any options without the prior written consent of JWGenesis, provided, however, that the Company may grant options pursuant to its outstanding Stock Option Plan to purchase shares of Common Stock at exercise prices not less than the fair market value of the Common Stock on the date of grant, none of which options may be granted prior to the Final Closing of the Private Placement. During the term of the Private Placement and for a period of 1.2 months thereafter, the Company shall incur no additional indebtedness other than such as incurred in the ordinary course of business or as permitted by JWGenesis, not to be unreasonably withheld. The Company is not a party to or threatened by litigation that could have a material effect on its business or prospects. The Company shall, at the time of the Final Closing and at all times thereafter, have authorized and reserved sufficlent shares of the Common Stock to accommodate the issuance of the Common Stock issuable upon exercise of JWGenesis' Purchase Option (as defined below).

4. The Company will expeditiously take all the steps necessary to effectuate the Private Placement. Pending completion of the Private Placement, the Company agrees that it will not negotiate with any other investment banking firm or other person relating to a possible public or private offering or placement of their securities. Furthermore, the Company hereby represents and warrants that it is not a party to any agreement with any such firm or person granting such firm or person any right to undertake an offering of securities on behalf of the Company.

5. JWGenesis will act as agent in selling the securities for the Company on a "best efforts" basis (subject to the terms and conditions set forth in an agency agreement to be entered into, if appropriate, between the parties hereto (the "Agency Agreement")). JWGenesis may, at its discretion, negotiate with other members ("Selling Agents") in good standing of the National Association of Securities Dealers, Inc. ("NASD"), who acting severally would contract to sell, as selling agents, portions of the securities for the Company. Any fees committed to by
JWGenesis on its own behalf due any Selling Agents selected and introduced by JWGenesis will be paid by JWGenesis, though such fees, if any, shall not exceed any private placement fee paid to JWGenesis by the Company pursuant to the next succeeding paragraph.

6. The Company shall pay to JWGenesis in consideration for JWGenesis' services as placement agent, a placement fee equal to ten percent (10% ) of the gross proceeds of each closing of the Private Placement ("Closing") payable in cash upon such Closing.

7. The Company shall, at the time of the first Closing, have at least two non-affiliated (outside) directors on its Board of Directors during the two years following the commencement of this Private Placement. For a period of two (2) years from the Closing, JWGenesis shall have the right, at its option, to attend all meetings of the Board of Directors and to nominate a designee to the Board of Directors.

8. The Company shall be responsible for and shall bear all expenses directly and necessarily incurred in connection with the proposed Private Placement, including but not limited to the costs of preparing, printing and delivering all selling documents, including but not limited to the Agency Agreement, blue sky memorandum and stock certificates; fees and disbursements of the transfer agent; blue sky fees and filing fees (including legal fees); travel expenses for the Company for any meetings or road show presentations; and all legal fees (not to exceed $50,000 and disbursements of JWGenesis' counsel (collectively, the "Company Expenses"). The Company agrees to use a printer which is acceptable to JWGenesis. The Company shall pay JWGenesis at each Closing a non-accountable expense allowance equal to three percent (3%) of the total proceeds of such Closing, to cover the cost of JWGenesis' due diligence investigation of the Company. If the Private Placement is not completed because JWGenesis prevents its completion (except if such prevention is based upon a material adverse change in the Company's business, financial performance and condition or prospects or breach by the Company of any covenant, representation or warranty contained herein or made previously or hereafter or set forth in the Agency Agreement), the Company shall not be liable for JWGenesis' expense allowance set forth in the next proceeding sentence (but shall remain liable for all of the Company Expenses). If the proposed financing is not completed because the Company prevents it or because of a breach by the Company of any such covenants, representations or warranties, the Company shall upon demand by JWGenesis: (i) pay to JWGenesis the amount of $50,000 (in addition to the Company Expenses for which the Company shall in all events remain liable ); and (ii) issue to JWGenesis the Purchase Option described in paragraph 1.0 below (based upon the sale of the maximum Registrable Securities).

9. The Company shall include the Securities issued pursuant to the Private Placement (the "Registrable Securities") in a Registration Statement (the "Registration Statement") to be filed with the Securities and Exchange Commission. The Company shall keep such Registration Statement effective in order to permit a public: offering and sale of the securities prior to and during a period of two (2) years from the date on which the securities are permitted to be sold pursuant to the Registration Statement as provided herein; provided, however, that the Company shall not be required to maintain the effectiveness of the Registration Statement after the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement or (ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144(k) of the Act.

The Company agrees to file a Registration Statement within 120 days from the first Closing covering the registration of the Securities and the Purchase Option, as hereinafter defined.

The Company shall bear all fees and expenses incurred in the preparation and filing of the Registration Statement. After the effective date of the Registration Statement, the Company will, as expeditiously as possible, prepare and file with the Securities and Exchange Commission such amendments and supplements to the Registration Statement (and to any prospectus included therein) as may be necessary to keep the Registration Statement continuously effective for the period of the earlier of eighteen months from the Closing or one (1) year from the effective date of the registration statement provided hereinbefore.

The Company will furnish to the holders of Registrable Securities such number of prospectuses, preliminary prospectuses and other documents as they shall reasonably request in connection with the public sale of the Registrable Securities. The Company shall take all necessary action which may be required in qualifying or registering the Registrable Securities for offering and sale under the securities or blue sky laws of such states as may be reasonably requested by the holders of Registrable Securities.

10. Upon each Closing of the Private Placement, the Company will grant to JWGenesis, for an aggregate of ten dollars ($10), a warrant or warrants (the "Purchase Option"), to purchase additional Registrable Securities equal to 10% of the Registrable Securities sold at such Closing. The Purchase Option shall be exercisable at an exercise price of 100% of the purchase price paid for the Registrable Securities at such Closing during the period commencing on the first Closing through the fifth anniversary of the effectiveness of the first registration statement relating to such Purchase Option. JWGenesis' Purchase Option will in all other respects be identical to the securities being sold in the Private Placement, except such Purchase Option may not be redeemed by the Company without the consent of JWGenesis. The Purchase Option will contain comprehensive antidilution provisions. The Company agrees to register expeditiously on two separate occasions the Purchase Option and the shares underlying such Purchase Option and its component Purchase Option shares at the request of JWGenesis, and will file on each occasion a registration statement under the Act covering such securities within twenty (20) days after receipt of each such request. Should this registration be delayed by the Company, the exercise period for the Purchase Option shall be extended for a period of time equal to the length of the delay in registering these securities. Each of these two requests may be made at any time during a period of seven (7) years beginning from the Closing (the "Registration Rights Period"). The Company will bear all expenses attendant to registering the securities. In addition, during JWGenesis' Registration Rights Period the holders of the Purchase Option will also have unlimited "piggyback" registration rights for such Purchase Option (including the registration contemplated by paragraph 9 hereof). In connection with these piggyback registration rights, the Company shall give the holders of the Purchase Option notice by registered mail at least thirty (30) days prior to the filing of any registration statement with the Securities and Exchange Commission.

11. The Company agrees to retain JWGenesis as its non-exclusive investment banker for a period of two (2) years from the Closing for a fee of 150,000 shares of Common Stock which shall be issued at the Closing. JWGenesis will provide advisory services as requested by the Company. The Company agrees to reimburse JWGenesis for all reasonable out-of-pocket expenses incurred in carrying out any services provided to the Company, including travel, telephone, facsimile, courier, computer time charges, attorneys' fees and disbursements. These out-of-pocket expenses will be payable from time to time promptly upon invoicing by JWGenesis therefor.

12. Anthony K. Chan shall be the Chief Executive Officer of the Company at the time of the initial Closing and Final Closing.

13. JWGenesis shall have a preferential right for a period of two (2) years from the date of the first Closing of the Private Placement to purchase for its account or to sell for the account of the Company, or any subsidiary of or successor to the Company (collectively referred to herein as the Company) or any of its stockholders owning at least five percent (5%) of the Company's securities ("Principal Stockholders"), any securities with respect to which the Company or any of its Principal Stockholders may seek a private or public offering pursuant to a registration under the Act or otherwise. In addition, JWGenesis shall have the right of first refusal for two (2) years to act as the managing underwriter or, at JWGenesis' sole discretion, a member of the underwriting syndicate and/or selling group with respect to any offering of the Company's securities. The Company and its Principal Stockholders will consult with JWGenesis with regard to any such offering and will offer JWGenesis the opportunity to purchase or sell any such securities on terms not more favorable to the Company or its Principal Stockholders than they can secure elsewhere. Any breach by the Company or any of the Principal Stockholders of JWGenesis' rights of first refusal shall be enforceable by JWGenesis through injunctive relief. The Company represents and warrants that no other person or entity has any rights to participate in any offer, sale or distribution of securities with respect to which JWGenesis shall have preferential right.

14. The Company represents and warrants that no person other than JWGenesis is entitled, directly or indirectly, to compensation from the Company for services as a finder in connection with the proposed Private Placement or any other transaction contemplated by this letter.

15. Anthony K. Chan and George Chung shall agree that, for a period of twelve (12) months from the Final Closing, they will not sell, assign or transfer any of their shares of the Company's securities without JWGenesis' prior written consent. After the period starting six months from the Final Closing, if the Common Stock closes at over $8.00 for ten (10) consecutive trading days, then the lock-up restriction on Messrs. Chan and Chung shall be released for as long as the closing price of the Common Stock remains at over $8.00. The compensation of the current executive officers of the Company shall be agreeable to JWGenesis and shall not be increased for the period from the date hereof until twelve (12) months after the Final Closing.

16.     During a period ending five years from the Final Closing
(the "Term"), the Company shall enter into JWGenesis' standard mergers and acquisition finder's agreement at JWGenesis' request. In the event an acquisition candidate is introduced to the Company by JWGenesis or contacted by JWGenesis from the signing date of the engagement letter or within twenty-four (24) months after the Closing (the "Term"), the Company will pay or cause to be paid to JWGenesis a transaction fee (the "Transaction Fee") equal to the sum of: (i) five percent (5%) of the first $15,000,000 of aggregate consideration involved in any Transaction, plus (ii) three and one-half percent (3-1/2%) of the next $10,000,000 of aggregate consideration, plus (iii) two percent (2%) of the balance of the aggregate consideration involved in any transaction (including mergers, acquisitions, sales, joint ventures and any other business combinations involving the Company); and that any such Transaction Fee due to JWGenesis will be paid in cash at the closing of the particular transaction for which the finder's fee is due. In the event JWGenesis introduces a candidate to the Company during the Term that acquires any securities or assets of the Company, then the Company shall pay JWGenesis a fee equal to eight percent (8%) of the total consideration paid by the purchaser in lieu of the fee set forth in the next preceding sentence for such transaction.

17. For a period of two (2) years from the Closing the Company shall provide to JWGenesis, at the Company's expense, copies of the Company's daily stock transfer sheets, if requested.

18. The Company shall not use any net proceeds from the Private Placement to repay any indebtedness of the Company including but not limited to any indebtedness to current executive officers or Principal Stockholders of the Company other than as approved in writing by JWGenesis.

19. The Company and JWGenesis hereby agree to the terms and conditions of the Indemnification Agreement attached hereto as Appendix A with the same force and effect as if such terms and conditions were set forth at length herein.

20. In order to coordinate the efforts of both JWGenesis and the Company, and to maximize the possibility of consummating a Private Placement during the term of this Agreement, JWGenesis shall have the sole and exclusive authority to initiate discussions with potential purchasers of the Securities. In the event the Company or its directors, officers, employees or shareholders receive any inquiries or conduct any discussions concerning the availability of the Securities for purchase, such inquiries and discussions shall be promptly referred to JWGenesis.

21. Any financial or other advice, descriptive memoranda or other documentation rendered by JWGenesis pursuant to this Agreement may not be disclosed, quoted or otherwise referred to publicly to any third party or in any document in any manner without the prior written approval of JWGenesis. All non-public information provided by the Company to JWGenesis will be considered as confidential information and shall be maintained as such by JWGenesis, except as required by law or as required to enable JWGenesis to perform its services pursuant to this Agreement, until the same becomes known to third parties or the public without release thereofby JWGenesis.

The Company agrees to provide to JWGenesis, among other things, all information reasonably requested or required by JWGenesis or a potential investor, including, but not limited to, information concerning historical and projected financial results and possible and known litigious and other contingent liabilities of the Company. The Company also agrees to make available to JWGenesis such representatives of the Company, including, among others, directors, officers, employees, outside counsel and independent certified public accountants, as JWGenesis may reasonably request. The Company will promptly advise JWGenesis of any material changes in its business or finances. The Company represents that all information made available to JWGenesis by the Company, including, without limiting the generality of the foregoing, any Private Placement memorandum or other information materials prepared by or approved by the Company, will be complete and correct in all material respects and will not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statement therein not misleading in light of the circumstances under which such statements are made. In rendering its services hereunder, JWGenesis will be using and relying primarily on such information without independent verification thereof or independent appraisal of any of the Company's assets. JWGenesis does not assume responsibility for the accuracy or completeness of the information.

22. The services herein provided are to be rendered solely to the Company. They are not being rendered by JWGenesis as an agent for or as a fiduciary of the shareholders of the Company and JWGenesis shall not have any liability or obligation with respect to its services hereunder to such shareholders or to any other person, firm or corporation.

23. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes and cancels any prior communications, understandings and agreements between the parties. This Agreement cannot be terminated or changed, nor can any of its provisions be waived, except by written agreement signed by all parties hereto. This Agreement shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company and JWGenesis. A telecopy of a signed original of this Agreement shall be sufficient to bind the parties whose signatures appear hereon.

24. This Agreement shall be governed by and construed to be in accordance with the laws of the State of New York applicable to contracts made and to be performed solely in such state by citizens thereof. Any dispute arising out of this Agreement shall be adjudicated in the courts of the State of New York or in the federal courts sitting in the Southern District of New York, and the Company hereby agrees that service of process upon it by registered or certified mail at the address shown in this Agreement shall be deemed adequate and lawful. The parties hereto shall deliver notices to each other by personal delivery or by registered mail (return receipt requested) at the address set forth above.


Please confirm that the foregoing is in accordance with your understanding by signing on behalf of the Company and returning an executed copy of this Agreement, whereupon after execution by JWGenesis it shall become a binding agreement between the Company and JWGenesis.

Very truly yours,

                             JWGENESIS CAPITAL MARKETS, LLC

                             By:    /s/ Jeffrey H. Lehman
                                        Jeffrey H. Lehman
                                        Director of Corporate Finance

Accepted and agreed to
this 19th day of February 1999:

AMERICAN CHAMPION ENTERTAINMENT, INC.
AND ITS AFFILIATES AND RELATED ENTITIES

By:    /s/ Anthony K. Chan
        Mr. Anthony K. Chan
        Chief Executive Officer and President


                       INDEMNIFICATION AGREEMENT

Appendix A to the letter engagement agreement (the "Agreement"), dated February 19, 1999 by and between American Champion Entertainment, Inc. and its affiliates and related entities (the "Company") and JWGenesis Capital Markets, LLC (JWGenesis").

The Company agrees to indemnify and hold JWGenesis and its current and future affiliates, control persons, directors, officers, employees and agents (each an "Indemnified Person") harmless from and against all losses, claims, damages, liabilities, costs or expenses, including those resulting from any threatened or pending investigation, action, proceeding or dispute whether or not JWGenesis or any such other Indemnified Person is a party to such investigation, action, proceeding or dispute, arising out of JWGenesis' entering into or performing services under this Agreement, or arising out of any matter referred to in this Agreement. This indemnity shall also include JWGenesis' and/or any such other Indemnified Person's reasonable attorneys' and accountants' fees and out-of-pocket expenses incurred in, and the cost of JWGenesis' personnel whose time is spent in connection with, such investigations, actions, proceedings or disputes which fees, expenses and costs shall be periodically reimbursed to JWGenesis and/or to any such other Indemnified Person by the Company as they are incurred; provided, however, that the indemnity herein set forth shall not apply to an Indemnified Person where a court of competent jurisdiction has made a final determination that such Indemnified Person acted in a grossly negligent manner or engaged in willful misconduct in the performance of the services hereunder which gave rise to the loss, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determination the indemnification and reimbursement provisions hereinabove set forth shall apply and the Company shall perform its obligations hereunder to reimburse JWGenesis and/or each such other Indemnified Person periodically for its, his or their fees, expenses and costs as they are incurred). The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with any act or omission to act as a result of its engagement under this Agreement except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company that is found in a final determination by a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct.

If for any reason, the foregoing indemnification is unavailable to JWGenesis or any such other Indemnified Person or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by JWGenesis or any such other Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company and its shareholders on the one hand and JWGenesis or any such other Indemnified Person on the other hand, but also the relative fault of the Company and JWGenesis or any such other Indemnified Person, as well as any relevant equitable considerations; provided that in no event will the aggregate contribution by JWGenesis and any such other Indemnified Person hereunder exceed the amount of fees actually received by JWGenesis pursuant to this Agreement. The reimbursement, indemnity and contribution obligations of the Company hereinabove set forth shall be in addition to any liability which the Company may otherwise have and these obligations and the other provisions hereinabove set forth shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, JWGenesis and any other Indemnified Person.

        The terms and conditions hereinabove set forth in this Appendix A shall survive the termination and expiration of this Agreement and shall continue indefinitely thereafter.


AMERICAN CHAMPION ENTERTAINMENT, INC.   JWGENESIS CAPITAL MARKETS, LLC
AND ITS AFFILIATES AND RELATED ENTITIES


By:   /s/ Anthony K. Chan             By:       /s/  Jeffrey H.Lehman
      Mr. Anthony K. Chan                        Mr. Jeffrey H. Lehman
      CEO and President                     Director of  Corporate Finance


                   TERM SHEET FOR THE SECURITIES


Issuer:         American Champion Entertainment, Inc. (the "Company").

Amount: 700,000 (minimum) (or such lesser amount so as not to violate the Nasdaq rule relating to the issuance of 20% or more of the Company's securities without shareholder approval) to $4,500,000 (maximum).

Securities:     Series C Convertible Preferred Stock, par value $11,000.00
                (the "Preferred Stock") and Class A and Class B Common Stock
                Purchase Warrants (collectively, the "Warrants"), exempt from registration under Regulation D of the Securities Act of 1933
                (the "Act").

Units: The Company shall issue up to 90, $50,000 units (the "Units") to accredited investors, as defined under the Act.

Each Unit shall consist of the following:

(1) 50 shares of Preferred Stock; and

(2) 25,000, five (5) year Class A Warrants to purchase common shares of the Registrant at a strike price equal to the lower of $2.75 or 135% of the Effective Price, as hereinafter defined, of the Company's common stock (the "Common Stock") and 25,000 Class B Warrants which shall be exercisable at the lower of $4.00 or 185% of the Effective Price. The Effective Price is defined as the average closing bid price of the Company's Common Stock as reported by NASDAQ on the 20 trading days prior to the date set for the closing of the placement (the "Closing") assuming such closing shall occur prior to the Company's annual meeting (the " Annual Meeting") which is scheduled for May 5, 1999. At the Annual Meeting the Company shall uses its best efforts to obtain shareholder approval to issue in excess of 20% of its outstanding securities so as to comply with Nasdaq requirements, Prior to obtaining such shareholder approval at the Annual Meeting the Company shall only be able to close on the Minimum. If funds are in escrow in excess of the Minimum prior to the date of obtaining shareholder approval, the Effective Price for such excess subscriptions shall be the lesser of the Effective Price as defined above or the average closing bid price as reported by Nasdaq on the 20 trading days prior to obtaining shareholder approval at the Annual Meeting. However, in no event shall the Company issue 20% or more of its Common Stock below market price in contravention of NASDAQ continued listing requirements without first obtaining shareholder approval.



Dividend:       The Preferred Stock shall pay a quarterly dividend of 9%
                which shall be payable in Common Stock of the Company or cash, at the Company's option. In addition, no such dividend payments shall be made on any converted Preferred Stock.

Conversion
Feature: The Preferred Stock is convertible into Common Stock at the Effective Price. The Preferred Stock shall not be convertible until at least twelve (12) months from the Closing.

Term: The Preferred Stock shall have a three (3) year term. On the 36th month anniversary of the Closing, the Preferred Stock shall automatically convert into Common Stock of the Company unless the Company shall file for protection under Chapter XI of the U.S. Bankruptcy Code in which case the Preferred Stock can be converted for an additional three (3) years.

Registration:   The Company will undertake to have the Common Stock
                underlying the Units registered after the Closing and will file a registration statement covering the Common Stock underlying the Preferred Stock, the Warrants and the Placement
                Agent Warrants, as herein after defined, no later than 120 days after the Closing.

Forced
Conversion:     At any time after the registration statement referred to  above has been declared effective by the SEC, and after the  Common
                Stock of the Company has traded for 20 consecutive trading days at 250% of the closing price of the Common Stock on the Closing date, the Company may force the conversion of some or all of the Preferred Stock by notifying the purchasers in writing of their intent to do so.

Redemption:     After one (1) year from the Closing, the Company has the
                right to redeem some or all of the Preferred Stock at 120% of par value provided it shall furnish at least 30 days written notice during which time the holders may convert their Preferred Stock.

Warrant
Reset: In the event the Common Stock trades below $1.00 for ten (10) consecutive days in the twelve (12) month period following the Closing, then the exercise price of the Class A Warrants shall be reset to $1.00.